Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS
by and between
THE ENTITIES SET FORTH ON SCHEDULE A, as SELLER
and
EXETER 10545 PRODUCTION, LLC, as BUYER

Dated as of August 13, 2026

i

SCHEDULES
Schedule A	Sellers
Schedule B	Properties
Schedule 1.1(a)	Surveys
Schedule 1.1(b)	Title Commitments
Schedule 1.1(c)	Major Tenants
Schedule 2.2(a)	Allocated Asset Values and Allocated Capital Improvements Credit
Schedule 3.1(c)	Consents
Schedule 3.1(d)	Conflicts
Schedule 3.2(b-1)	Space Leases
Schedule 3.2(b-2)	Seller's Leasing Costs
Schedule 3.2(b-3)	Space Lease Defaults
Schedule 3.2(b-4)	Outstanding Landlord Work
Schedule 3.2(c)	Brokerage Commissions
Schedule 3.2(e)	Litigation
Schedule 3.2(f)	Violations
Schedule 3.4(g)	Capital Expenditure Projects
Schedule 3.6	Association Matters
Schedule 4.2	Assumed Contracts
Schedule 10.1	Security Deposits
Schedule 10.6	Seller Credit
Schedule 10.11	Free Rent Credit

EXHIBITS
Exhibit A	Form of Tenant Estoppel Certificate
Exhibit B	Form of Seller Estoppel Certificate
Exhibit C	Form of Assignment of Leases
Exhibit D	Form of Assignment of Contracts
Exhibit E	Form of Tenant Notices
Exhibit F	Form of Assignment of Licenses, Permits, Warranties and General Intangibles
Exhibit G	Form of Deed
Exhibit H	Form of Bill of Sale
Exhibit I	Form of Title Affidavit
Exhibit J-1 and Exhibit J-2	Form of Assignment of Declarant's Rights

v

AGREEMENT OF PURCHASE AND SALE
AGREEMENT OF PURCHASE AND SALE, made as of the 13th day of August, 2026 by and among the entities listed on Schedule A attached hereto, each a Maryland limited partnership, a California limited liability company, Delaware limited liability limited partnership, or Delaware limited liability company, as applicable (individually or collectively as the context may require, “Seller”) and EXETER 10545 PRODUCTION, LLC, a Delaware limited liability company (“Buyer”).
BACKGROUND
A.Each Seller is the owner of the land as more particularly described on Schedule B with respect to such Seller, and the buildings and other improvements thereon (individually or collectively as the context may require, the “Property”).
B.The Property, together with the Asset-Related Property (as defined below) shall be referred to herein, collectively, as the “Assets”.
C.Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, Seller’s right, title and interest in the Assets on the terms and conditions hereinafter set forth.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1.    Defined Terms. The capitalized terms used herein shall have the following meanings.
“Access Agreement” shall have the meaning assigned thereto in Section 7.1.
“Additional Coverage” shall have the meaning assigned thereto in Section 8.4(b).
“Additional Rent” shall have the meaning assigned thereto in Section 10.1(a).
“Affiliate” shall mean any Person, from time to time, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. The term “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall in any event include the ownership or power to vote fifty percent (50%) or more of the outstanding equity or voting interests, respectively, of such other Person.

“Agreement” shall mean this Agreement of Purchase and Sale, together with the Exhibits and Schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Allocated Asset Value” shall mean the value allocated among the Properties as set forth on Schedule 2.2(a) hereto opposite the name of such Property.
“Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws” shall have the meaning assigned thereto in Section 3.1(f)(i).
“Applicable Law” shall mean all statutes, laws, common law, rules, regulations, ordinances, codes or other legal requirements of any Governmental Authority, board of fire underwriters and similar quasi-governmental agencies or entities, and any judgment, injunction, order, directive, decree or other judicial or regulatory requirement of any Governmental Authority of competent jurisdiction affecting or relating to the Person or property in question.
“Asset File” shall mean the materials with respect to the Assets (i) made available to Buyer in an on-line data website with the following web address: https://cbre.box.com/s/oq4os1jj4gnlui0knvz36ox44bxm8iu1 or (ii) contained in any of Buyer’s reports, inspections, surveys and/or studies.
“Asset-Related Property” shall have the meaning assigned thereto in Section 2.1(b).
“Assets” shall have the meaning assigned thereto in “Background” paragraph B.
“Assignment of Contracts” shall have the meaning assigned thereto in Section 6.1(a)(ii).
“Assignment of Declarant’s Rights” shall have the meaning assigned thereto in
Section 6.1(a)(v).
“Assignment of Leases” shall have the meaning assigned thereto in Section 6.1(a)(i).
“Assignment of Licenses, Permits, Warranties and General Intangibles” shall have the meaning assigned thereto in Section 6.1(a)(iv).
“Association” shall have the meaning assigned thereto in Section 3.6.
“Assumed Contracts” shall have the meaning assigned thereto in Section 4.2.
“Basket Limitation” shall mean an amount equal to $200,000.00.
“Broker” shall have the meaning assigned thereto in Section 14.2(a).
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by Applicable Law to be closed in the city of Los Angeles, California.

“Buyer” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Buyer Designee” shall have the meaning assigned thereto in Section 14.7.
“Buyer Paid Capital Projects” shall have the meaning assigned thereto in Section 3.4(g)(i).
“Buyer Project Costs” shall have the meaning assigned thereto in Section 3.4(g)(i).
“Buyer-Related Entities” shall have the meaning assigned thereto in Section 11.1.
“Buyer Waived Breach” shall have the meaning assigned thereto in Section 11.3.
“Buyer’s Extension Right” shall have the meaning assigned thereto in Section 2.3(a).
“Buyer’s Knowledge” shall mean the actual knowledge of Buyer, which shall also be deemed to include, (i) any matter disclosed in this Agreement or in any exhibit or schedule to this Agreement, (ii) any matters disclosed in the Asset File, (iii) any other matter disclosed in due diligence reports or inspections obtained by Buyer, (iv) information regarding the Property that is publicly available, and (v) any matter disclosed by Seller pursuant to a written amendment to Seller’s representations or warranties pursuant to Section 3.3 and which is not otherwise a breach of this Agreement by Seller.
“Buyer’s Leasing Costs” shall have the meaning assigned thereto in Section 10.7(a).
“Cap Limitation” shall mean an amount equal to one and one-half percent (1.5%) of the Purchase Price.
“Capital Improvements Credit” shall have the meaning assigned thereto in Section 10.5.
“Capital Projects” shall have the meaning assigned thereto in Section 3.4(g)(i).
“Claims” shall have the meaning assigned thereto in Section 7.4(a).
“Closing” shall have the meaning assigned thereto in Section 2.3(a).
“Closing Date” shall have the meaning assigned thereto in Section 2.3(a).
“Closing Documents” shall mean any certificate, assignment, instrument or other document delivered pursuant to this Agreement, including, without limitation, each of the documents to be delivered by Seller pursuant to Section 6.2 and by Buyer pursuant to Section 6.1.
“Closing Statement” shall have the meaning assigned thereto in Section 6.1(b)(iii).

“Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision of any successor statute.
“Condition of the Assets” shall have the meaning assigned thereto in Section 7.3(b).
“Contracts” shall mean, collectively, all written agreements or contracts of Seller, or entered into on behalf of Seller, relating to the ownership or operation of the Property, but excluding the Space Leases, the New Leases, any Master Service Contracts, any agreement or contract of record and any written agreement or contract relating to any existing financing encumbering any of the Property.
“Declaration” shall have the meaning assigned thereto in Section 3.6.
“Deed” shall have the meaning assigned thereto in Section 6.2(a)(i).
“Deposit Escrow Account” shall have the meaning assigned thereto in Section 14.5(a).
“Earnest Money” shall have the meaning assigned thereto in Section 2.2(b).
“Effective Date” shall mean the date of this Agreement.
“Environmental Laws” shall mean any Applicable Laws which regulate or control (i) Hazardous Materials, pollution, contamination, noise, radiation, water, soil, sediment, air or other environmental media, or (ii) an actual or potential spill, leak, emission, discharge, release or disposal of any Hazardous Materials or other materials, substances or waste into water, soil, sediment, air or any other environmental media, including, without limitation, (A) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., (B) the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., (C) the Oil Pollution Act of 1990 Act, 33 U.S.C. § 2701 et seq., (D) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., (E) the Clean Water Act, 33 U.S.C. § 1251 et seq., (F) the Clean Air Act, 42 U.S.C. § 7401 et seq., (G) the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. § 5101 et seq., (H) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., (I) the applicable provisions of the California Health and Safety Code and the California Water Code and (J) other similar state and local Applicable Law, as amended from time to time, and all regulations, rules and guidance issued pursuant thereto.
“Escrow Agent” shall have the meaning assigned thereto in Section 2.2(b).
“Excluded Assets” shall have the meaning assigned thereto in Section 2.1(c).
“Executive Order” shall have the meaning assigned thereto in Section 3.1(f)(i).
“Existing Mortgage” shall mean any mortgage, deed of trust or other similar security instrument encumbering the Property that was executed or assumed in writing by Seller.
“Extension Deposit” shall have the meaning assigned thereto in Section 2.3(c).

“Fixed Rents” shall have the meaning assigned thereto in Section 10.1(a).
“Free Rent Credit” shall mean an amount as set forth on Schedule 10.11 as reduced to cover the period solely from and after the Closing Date and the specific amount attributable thereto for such period for free rent periods, rent abatements or rent deferrals attributable to the period from and after Closing.
“Full Termination Threshold” shall have the meaning assigned thereto in Section 5.4.
“General Intangibles” shall have the meaning assigned thereto in Section 2.1(b)(vi).
“Government List” shall mean any of (i) the Denied Persons List and the Entities List maintained by the United States Department of Commerce, (ii) the Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List maintained by OFAC, and (iii) the Foreign Terrorist Organizations List and Debarred Parties List maintained by the United States Department of State.
“Governmental Authority” shall mean any federal, state or local government or other political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the Person or property in question.
“Hazardous Materials” shall have the meaning assigned thereto in Section 7.3(b)(i).
“Indemnification Claim” shall have the meaning assigned thereto in Section 11.5.
“Indemnified Party” shall have the meaning assigned thereto in Section 11.5.
“Indemnifying Party” shall have the meaning assigned thereto in Section 11.5.
“Initial Closing Date” shall have the meaning assigned thereto in Section 2.3(a).
“IRS” shall mean the Internal Revenue Service.
“IRS Reporting Requirements” shall have the meaning assigned thereto in Section 14.3(c).
“Lease Guarantor” shall mean any guarantor of a Space Lease.
“Leasing Costs” shall mean, with respect to a particular Space Lease, all capital costs and expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the initial construction obligations of the landlord under such Space Lease (including any expenses incurred for architectural or engineering services in respect of the foregoing); “tenant allowances” in lieu of or as reimbursements for the foregoing items; and leasing commissions and brokerage commissions, in each case to the extent the landlord is responsible for the payment of such cost or expense under the relevant Space Lease or any other agreement relating to such Space Lease. Leasing Costs shall not include any obligation with respect to free rent periods, rent abatements or rent deferrals except as it relates to any new lease or amendment to a Space Lease entered into after the Effective Date in accordance with the terms of Section 3.4(c) and except as otherwise specifically provided in Section 10.7 or Section 10.11.
“Leasing Costs Cut-Off Date” shall mean June 30, 2026.
“Licenses and Permits” shall have the meaning assigned thereto in Section 2.1(b)(iii).
“Losses” shall have the meaning assigned thereto in Section 11.1.
“Major Tenants” shall mean, collectively, those Tenants listed on Schedule 1.1(c) attached hereto.
“Master Service Contracts” shall mean any Contract to which Seller or an Affiliate of Seller is a party which provides for services not only to the Property, but also to Seller’s Affiliates or other properties owned, leased or managed by any Seller or its Affiliates.
“Material Casualty” shall mean any damage to all or a portion of the Property by fire or other casualty that, (i) in the reasonable judgment of an independent third party selected by Seller and reasonably acceptable to Buyer is expected to cost in excess of eight percent (8%) of the Purchase Price to repair, (ii) in the reasonable judgment of an independent third party selected by Seller and reasonably acceptable to Buyer is expected to require more than one hundred eighty (180) days to repair, (iii) would afford (a) any applicable Major Tenant the right to terminate its Space Lease by reason of such casualty unless such termination right is waived, or (b) Tenants leasing, in the aggregate, more than fifty percent (50%) of the Tenant Occupied Square Footage of the applicable Property (meant, in this instance, inclusive of the Tenant Occupied Square Footage leased by any Major Tenant at such Property) the right to terminate their respective Space Leases by reason of such casualty unless such termination rights are waived, or (iv) which is uninsured; provided that if Seller provides a credit to Buyer at Closing for the reasonable costs required to repair such uninsured casualty, such casualty shall not constitute a Material Casualty.
“Material Condemnation” shall mean a taking of all or a portion of the Property which results in (i) a loss of more than eight percent (8%) of the aggregate square footage of all of the Properties, (ii) a material permanent loss of access to the applicable Property, (iii) a permanent reduction in the available parking at the applicable Property such that such Property is no longer in compliance with Applicable Law, (iv) (a) any of the applicable Major Tenants having the right to terminate its Space Lease by reason of such taking unless such termination right is waived, or (b) Tenants leasing, in the aggregate, more than fifty percent (50%) of the Tenant Occupied Square Footage of such Property (meant, in this instance, inclusive of the Tenant Occupied Square Footage leased by any Major Tenant at such Property) having the right to terminate their respective Space Leases by reason of such taking unless such termination rights are waived.
“Material Contracts” shall mean all Contracts other than those Contracts that are either (i) terminable as of right and without cause on thirty (30) days’ or less notice without cost or penalty or (ii) do not require the payment by, or on behalf of, Seller of more than $250,000.00 with respect to the Property in any calendar year.
“Monetary Encumbrance” shall have the    meaning    assigned    thereto in Section 8.3(a).
“Monetary Encumbrance Cap” shall have the meaning assigned thereto in Section 8.3(a).
“New Contracts” shall have the meaning assigned thereto in Section 3.4(b).
“New Lease” shall mean any Space Lease entered into by Seller on or after the Effective Date in accordance with this Agreement.
“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Permitted Exceptions” shall mean all of the following: (i) the matters set forth in the Title Commitment or the Survey or any matters disclosed on any updated title reports or updates to the Survey received prior to the Effective Date, (ii) intentionally deleted, (iii) liens for current real estate taxes and special assessments which are not yet delinquent or are being contested in good faith, (iv) subject to Seller’s obligation to provide the Title Affidavit (as defined below), standard pre-printed provisions contained in the form of title insurance policies, (v) discrepancies, conflicts in boundary lines, shortages in area, encroachments and any state of facts which a survey of the Property or an update of the Survey would disclose as of the Effective Date or which are shown on the public records as of the Effective Date, (vi) intentionally deleted, (vii) rights of vendors and holders of security interests on personal property installed on the Property by Tenants and rights of Tenants to remove fixtures at the expiration of the term of the Space Leases of such Tenants, (viii) any title exception which is (x) approved, waived or deemed approved or waived by Buyer pursuant to Section 8.3(a) or otherwise cannot be objected to by Buyer under Section 8.3(a) or (y) created in accordance with the provisions of this Agreement, (ix) rights of Tenants, as tenants only, under the Space Leases and any New Lease entered into after the Effective Date in accordance with the terms of this Agreement, (x) equipment liens and financing statements relating to an Assumed Contract, (xi) any exceptions caused by Buyer or its Affiliate or any of their agents, representatives or employees, (xii) such other exceptions as the Title Company shall commit to insure over without any additional cost or liability to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise, or made pursuant to an endorsement to the title policy, (xiii) any title exception created pursuant to a Space Lease by a Tenant that is to be discharged by or is otherwise the responsibility of a tenant or occupant of the Property, including, without limitation, any construction or mechanics liens arising by or through the Tenants affecting any Property, notices of commencement or similar filings filed in connection with tenant improvements and (xiv) laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of any Property currently or hereinafter imposed by any Governmental Authority.

“Permitted SD Replacement” shall have the meaning assigned thereto in Section 10.1(a).
“Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.
“Personal Property” shall have the meaning assigned thereto in Section 2.1(b)(ii).
“Post-Effective Date Voluntary Encumbrance” shall have the meaning assigned thereto in Section 8.3(a).
“Pre-Closing Collection Remedies” shall have the meaning assigned thereto in Section 10.1(a).
“Project Agreements” shall have the meaning assigned thereto in Section
3.4(g)(i).
“Property” shall have the meaning assigned thereto in “Background” paragraph A.
“Purchase Price” shall have the meaning assigned thereto in Section 2.2(a).
“Releasees” shall have the meaning assigned thereto in Section 7.4(a).
“Rents” shall have the meaning assigned thereto in Section 10.1(a).
“Reporting Person” shall have the meaning assigned thereto in Section 14.3(c).
“Representative Seller” shall have the meaning assigned thereto in Section 14.9.
“Required Tenant Estoppels” shall mean the receipt of Tenant Estoppels from (i) each of the Major Tenants and (ii) Tenants leasing, in the aggregate, more than fifty percent (50%) of the Tenant Occupied Square Footage of each individual Property (exclusive of the Tenant Occupied Square Footage leased by any Major Tenant).
“Sanctioned Country” shall have the meaning assigned thereto in Section 3.1(f)(iii). “Sanctions” shall have the meaning assigned thereto in Section 4.1(f)(iii).
“SD Letters of Credit” shall have the meaning assigned thereto in Section 10.1(a).
“Seller” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Seller-Related Entities” shall have the meaning assigned thereto in Section 11.2.
“Seller Estoppels” shall have the meaning assigned thereto in Section 3.5(d).
“Seller Paid Capital Projects” shall have the meaning assigned thereto in Section
3.4(g)(i).

“Seller Project Costs” shall have the meaning assigned thereto in Section 3.4(g)(i).
“Seller’s Actual Reimbursable Tenant Expenses” shall have the meaning assigned thereto in Section 10.1(b).
“Seller’s Actual Tenant Reimbursements” shall have the meaning assigned thereto in Section 10.1(b).
“Seller’s Knowledge” shall mean the actual knowledge of Seller based upon the actual knowledge of Maxwell Kaizer, Senior Vice President, Investments & Asset Management of Seller, without any duty on the part of such Person to conduct any independent investigation or make any inquiry of any Person. The named individual shall have no personal liability by virtue of inclusion in this definition.
“Seller’s Leasing Costs” shall have the meaning assigned thereto in Section 10.7.
“Seller’s Reconciliation Statement” shall have the meaning assigned thereto in
Section 10.1(b).
“Space Leases” shall mean all of the leases, licenses and occupancy agreements relating to the Property under which Seller is the holder of the landlord’s interest.
“Survey” shall mean those certain surveys of the Property, as described on Schedule 1.1(a).
“Surviving Obligations” shall have the meaning assigned thereto in Section 11.4.
“Tenant” shall mean a tenant under a Space Lease.
“Tenant Estoppel” shall have the meaning assigned thereto in Section 3.5(a).
“Tenant Notices” shall have the meaning assigned thereto in Section 6.1(a)(iii).
“Tenant Occupied Square Footage” shall mean the total square footage of each individual Property occupied by Tenants at such Property.
“Title Affidavit” shall have the meaning assigned thereto in Section 8.5.
“Title Commitment” shall mean, collectively, those certain owner’s title commitments issued by the Title Company, as described on Schedule 1.1(b), as the same may be updated from time to time.
“Title Company” shall mean Land Services USA, LLC.
“Title Defect” shall have the meaning assigned thereto in Section 8.3(a).
“Title Defect Notice” shall have the meaning assigned thereto in Section 8.3(a).

“Title Policy” shall mean a CLTA owner’s title insurance policy without any endorsements issued by the Title Company insuring Buyer’s (or its designee’s) fee title to the Property subject only to the Permitted Exceptions in an amount equal to the Allocated Asset Value of such Property.
“Transfer Tax Forms” shall have the meaning assigned thereto in Section 6.1(b)(i).
“Violations” shall mean all violations of Applicable Law relating to the Property now or hereafter issued or noted, including any open or expired building permits and any fines or penalties associated with the foregoing.
“Voluntary Encumbrance” shall mean with respect to the Property, title exceptions affecting the Property that are knowingly and intentionally created by Seller through the execution by Seller of one or more instruments creating or granting such title exceptions; provided, however, that the term “Voluntary Encumbrances” as used in this Agreement shall not include any Permitted Exceptions.
“Warranties” shall have the meaning assigned thereto in Section 2.1(b)(iv).
ARTICLE II
SALE, PURCHASE PRICE AND CLOSING
Section 2.1.    Sale of Assets.
(a)On the Closing Date and pursuant to the terms and subject to the conditions set forth in this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, Seller’s right, title and interest in the Assets. It is understood and agreed that the closing of the purchase of the Assets shall occur contemporaneously and, except as explicitly set forth in this Agreement, none of the purchases of the Assets shall close unless the purchases of all of the Assets close contemporaneously.
(b)The transfer of the Assets to Buyer pursuant to this Agreement shall include the transfer of all Asset-Related Property. For purposes of this Agreement, “Asset-Related Property” shall mean, with respect to the Property, all of Seller’s right, title and interest in and to the following:
(i)all easements, covenants and other rights appurtenant to the Property and all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Property and to the center line thereof;
(ii)to the extent the same are not Excluded Assets, all furniture, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to the Property and used solely in connection with the operation of the Property (but excluding items owned or leased by Tenants, or which are leased by Seller) (the “Personal Property”);

(iii)to the extent they may be transferred under Applicable Law without consent, all licenses, permits and authorizations presently issued to and held by Seller in connection with the operation of all or any part of the Property as it is presently being operated (collectively, the “Licenses and Permits”);
(iv)to the extent assignable, all warranties, if any, issued to Seller from any manufacturer or contractor in connection with construction or installation of equipment or any component of the improvements included as part of the Property (collectively, the “Warranties”);
(v)all Space Leases and all security and escrow deposits held by Seller in connection therewith;
(vi)all intangible property relating to the Property in Seller’s possession (collectively, the “General Intangibles”); and
(vii)all Assumed Contracts.
(c)Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed by the parties hereto that the following items are expressly excluded from the Assets to be sold to Buyer (collectively, the “Excluded Assets”):
(i)Cash. All cash on hand or on deposit in any house bank, operating account or other account maintained in connection with the ownership, operation or management of the Property or the Assets;
(ii)Third Party Property. Any fixtures, personal property, equipment, artwork, trademarks or other intellectual property or other assets which are (A) owned or leased by (x) the supplier or vendor under any Contract or (y) Tenants or (B) leased by Seller;
(iii)Insurance Claims. Any insurance claims or proceeds arising out of or relating to events that occur prior to the Closing Date subject to the terms of Section 9.2;
(iv)Claims Against Former Tenants. Any claims or proceeds arising out of or relating to claims of Seller against any former tenants or occupants of any portion of the Property; and
(v)Additional Reserved Seller Assets. Any proprietary or confidential materials (including any materials relating to the background or financial condition of a present or prior direct or indirect partner or member of Seller), the internal books and records of Seller relating, for example, to contributions and distributions prior to the Closing, any software, the name “Rexford”, any name containing “REXR”, and any derivations thereof, and any trademarks, service marks, trade names, brand marks, brand names, domain names, social media identifiers or sites (including, but not limited to, Facebook, Instagram, Twitter or Snapchat) trade dress or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Authority or other third party with respect to any improvement, subdivision or development obligations concerning the Property or any other real property, insurance policies (subject to the terms of Section 9.2), claims or other rights against any present or prior partner, member, employee, agent, manager, officer or director of Seller or its direct or indirect partners, members, shareholders or affiliates, all contracts between Seller and any law firm, accounting firm, property manager, leasing agent, broker, engineers, surveyors, environmental consultants and other consultants or appraisers entered into prior to the Closing, organizational documents of Seller, any subsidiary of Seller or any other Affiliate of Seller, contracts for construction and any other intellectual or intangible property that is not used exclusively in connection with the Property.
Section 2.2.    Purchase Price.
(a)Subject to the adjustments, prorations and credits provided for in this Agreement, the consideration to be paid by Buyer to Seller for the purchase of the Assets shall be an amount equal to $1,179,150,000.00 (the “Purchase Price”), and shall be paid by Buyer to Seller on the Closing Date.
(b)On August 17, 2026, Buyer shall deliver cash in an amount equal to
$30,000,000.00 (together with all accrued interest thereon, the “Earnest Money”) in immediately available funds by wire transfer to Land Services USA, LLC, as escrow agent (in such capacity, “Escrow Agent”). If the Earnest Money is not deposited by Buyer as and when due and payable hereunder, Seller shall have the right in Seller’s sole and absolute discretion to terminate this Agreement, whereupon neither party shall have any further rights or obligations hereunder except for those that expressly survive the termination of this Agreement. Once deposited, the Earnest Money shall be non-refundable to Buyer except as expressly provided in this Agreement.
(c)Upon delivery by Buyer to Escrow Agent, the Earnest Money will be deposited by Escrow Agent in the Deposit Escrow Account, and shall be held in escrow in accordance with the provisions of Section 14.5. Likewise, upon delivery by Buyer to Escrow Agent, the Extension Deposit (as defined below) will be deposited by Escrow Agent in the Deposit Escrow Account, and shall be held in escrow in accordance with the provisions of Section 14.5. All interest earned on the Earnest Money while held by Escrow Agent shall be paid to the party to whom the Earnest Money is paid, except that if the Closing occurs, Buyer shall receive a credit against the Purchase Price for such interest in accordance with the terms of this Agreement. At the Closing, Buyer shall deposit with the Escrow Agent, by wire transfer of immediately available funds, an amount equal to (A) the Purchase Price subject to the adjustments as specifically provided hereunder minus (B) the Earnest Money.
(d)No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement. Seller and Buyer hereby agree that any adjustments to the Purchase Price pursuant to this Agreement shall be treated as an adjustment to the Purchase Price for tax purposes, unless otherwise required by Applicable Law.
(e)Seller and Buyer hereby agree that (i) the Purchase Price shall be allocated among the Property in accordance with the Allocated Asset Values for federal, state and local tax purposes in accordance with applicable U.S. federal tax law and analogous provisions of state or local laws and (ii) no portion of the Purchase Price shall be allocated to the Asset-Related Property. Seller and Buyer shall file all tax returns and related tax documents in accordance with such Allocated Asset Values.
(f)This Agreement is intended to be a single unitary agreement. Seller is required to sell all of the Assets to Buyer pursuant to the terms and provisions of this Agreement, and Buyer is required to purchase all of the Assets from Seller pursuant to the terms and provisions of this Agreement.
Section 2.3.    The Closing.
(a)The closing of the sale and purchase of the Assets (the “Closing”) shall take place on September 11, 2026 (the “Initial Closing Date”). Seller shall have the right to adjourn the Initial Closing Date or then-scheduled Closing Date (as defined below), as the case may be: (i) one time for up to fifteen (15) days in the event that Seller is unable to satisfy the closing condition set forth in (x) Section 5.2(d) at least five (5) Business Days prior to the applicable Closing Date or (y) Section 5.2(f) prior to the applicable Closing Date; provided, however, that in the event Seller exercises this extension right, Buyer may nullify the extension by waiving, in writing, the closing condition set forth in Section 5.2(d) or Section 5.2(f), as applicable, and confirming that all other Buyer’s closing conditions in Section 5.2 are satisfied and/or waived by Buyer (other than those that are to be satisfied by the delivery of Seller’s Closing documents at Closing) and that Buyer is ready to proceed with Closing; and (ii) as provided in Section 8.3(a) hereto. Buyer shall have the right, upon delivering written notice to Seller no later than three (3) Business Days prior to the then-scheduled Closing Date and solely in the event that either (A) Buyer has not obtained debt and/or equity financing necessary to consummate the transactions contemplated hereby or (B) the closing condition set forth in Section 5.2(d) has not been satisfied at least five (5) Business Days prior to the applicable Closing Date, to adjourn the Initial Closing Date or then-scheduled Closing Date, as the case may be, until September 29, 2026, or in the case of clause (B), the date which is fifteen (15) days following the then scheduled Closing Date (whichever is earlier), (“Buyer’s Extension Right”), and in the case of clause (A) by delivering the Extension Deposit as provided in Section 2.3(c). The Initial Closing Date, as the same may be extended pursuant to this Section 2.3(a) and/or Section 8.3(a), shall hereinafter be referred to as the “Closing Date”. Notwithstanding anything to the contrary in this Agreement, in no event will Buyer be permitted to extend the Closing Date beyond September 29, 2026 pursuant to any of its extension rights pursuant to this Agreement. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO BUYER’S AND SELLER’S OBLIGATIONS UNDER THIS AGREEMENT (subject to such adjournments of the Closing Date as are expressly permitted by this Agreement).
(b)The Closing shall be held on the Closing Date at 2:00 P.M. (California Time) by mutually acceptable escrow arrangements. There shall be no requirement that Seller and Buyer physically attend the Closing, and all funds and documents to be delivered at the Closing shall be delivered to the Escrow Agent unless the parties hereto mutually agree otherwise. Buyer and Seller hereby authorize their respective attorneys to execute and deliver to the Escrow Agent any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and facilitate the closing of the transactions contemplated hereby, provided, however, that such instructions are consistent with and merely supplement this Agreement and shall not in any way modify, amend or supersede this Agreement.
(c)Concurrently with the exercise of Buyer’s Extension Right, Buyer shall deliver cash in an amount equal to $6,000,000.00 (together with all accrued interest thereon, the “Extension Deposit”) in immediately available funds by wire transfer to the Escrow Agent. Once deposited, the Extension Deposit shall (i) be non-refundable to Buyer except as expressly provided in this Agreement and (ii) constitute a portion of the Earnest Money for all purposes of this Agreement. Buyer’s failure to timely deliver the Extension Deposit shall constitute a material default by Buyer under this Agreement.
ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
Section 3.1.    General Seller Representations and Warranties. Each Seller hereby represents and warrants to Buyer, as to itself only, as follows as of the Effective Date and as of the Closing Date:
(a)Formation; Existence. Seller is a limited liability company, limited liability limited partnership, or limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, California or Maryland, as applicable.
(b)Power and Authority. Seller has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).
(c)No Consents. Except as set forth on Schedule 3.1(c), no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority is required to be obtained or made in connection with the execution, delivery and performance of this Agreement by Seller or any of Seller’s obligations in connection with the transactions required or contemplated hereby as of the Effective Date, except, in each case, where the failure to obtain such consent, license, approval, order, permit or authorization of, or the failure to make such registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority, in each case would not reasonably be expected to result in (i) a material adverse effect on (A) the use, operation or value of the Property or (B) Seller’s ability to consummate the transactions contemplated by this Agreement, or (ii) the transactions contemplated by this Agreement being unwound following the occurrence of the Closing.
(d)No Conflicts. Seller’s execution, delivery and compliance with, and performance of the terms and provisions of this Agreement, and the sale of the Assets, will not

(i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Seller is a party in its individual capacity, or (iii) except as set forth on Schedule 3.1(d), violate any Applicable Law relating to Seller or its assets or properties, except, in each case, for any conflict or violation which would not reasonably be expected to result in (A) a material adverse effect on (x) the use, operation or value of the Property or (y) Seller’s ability to consummate the transactions contemplated by this Agreement, or (B) the transactions contemplated by this Agreement being unwound following the Closing.
(e)Bankruptcy. Seller is not a debtor under any bankruptcy proceedings, voluntary or involuntary, and has not made an assignment for the benefit of its creditors.
(f)Anti-Terrorism Laws.
(i)Neither Seller nor, to Seller’s Knowledge, any of its subsidiaries, officers, directors, employees or agents, is in violation of any Applicable Laws relating to anti-corruption, anti-bribery, terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws”).
(ii)Neither Seller nor, to Seller’s Knowledge, any of its subsidiaries, officers, directors, employees or agents, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or that are included on any Government Lists.
(iii)Neither Seller nor, to Seller’s Knowledge, any Person with a direct ownership interest in Seller, is named on a Government List or acting for or on behalf of any country or territory subject to comprehensive economic sanctions (as of the Effective Date and without limitation, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine) (each a “Sanctioned Country”).
(iv)Neither Seller nor any Person Controlling or Controlled by Seller is the target of Sanctions.
Section 3.2.    Representations and Warranties of Seller as to the Property. Each Seller hereby represents and warrants to Buyer, as to itself and the Property owned by such Seller only, as follows as of the Effective Date and as of the Closing Date:
(a)Contracts. To Seller’s Knowledge, as of the Effective Date, there are no Material Contracts affecting the Property.
(b)Space Leases. As of the Effective Date, (i) the leases listed on Schedule 3.2(b-1) constitute all of the existing Space Leases, (ii) the Space Leases contain the entire agreement between the relevant landlord and the Tenants named therein, (iii) true and complete (in all material respects) copies of the Space Leases have been made available to Buyer, and (iv) Schedule 3.2(b-2) is a true and complete list of all Seller’s Leasing Costs currently outstanding with respect to the Space Leases. Except as set forth on Schedule 3.2(b-3), Seller has not given or received written notice of a default under a Space Lease to or from any Tenant to the extent such default remains uncured. Except as set forth on Schedule 3.2(b-4), Seller has completed (and fully paid for) all construction required to be performed by Seller, as landlord, by the Effective Date under the provisions of each Space Lease.
(c)Brokerage Commissions. As of the Effective Date, there are no unpaid brokerage commissions or finders’ fees payable by Seller with respect to the current or any exercised renewal term of any of the Space Leases other than those set forth on Schedule 3.2(c) or Schedule 3.2(b-2).
(d)Condemnation. There are no pending condemnations or eminent domain proceedings affecting the Property, and to Seller’s Knowledge, no such action is threatened in writing against the Property.
(e)Litigation. Except as set forth on Schedule 3.2(e), there are no litigations, actions, suits, arbitrations, claims, government investigations, or proceedings pending or, to Seller’s Knowledge, threatened in writing against Seller which would materially and adversely affect the Property or the ability of Seller to perform its material obligations hereunder. As of the Effective Date, Seller is not party to or subject to the provision of any judgment, order, writ, injunction, decree or award of any Governmental Authority which would materially and adversely affect the Property or the ability of Seller to perform its material obligations hereunder.
(f)No Violations. To Seller’s Knowledge, except as set forth on Schedule 3.2(f) or any zoning report received by or on behalf of Buyer in connection with its due diligence, Seller has not received any written notice of any material violation of any Applicable Law at the Property which remains uncured.
(g)Third-Party Contracts. Except for the Space Leases, Contracts, and this Agreement, Seller is not a party to any unrecorded agreements or contracts affecting the Property that will be binding on Buyer or the Property after the Closing Date.
(h)Monetary Encumbrances. To Seller’s Knowledge, there are no unrecorded or unfiled liens related to the Property in excess, in the aggregate, of the Monetary Encumbrance Cap.
Section 3.3.    Amendments to Schedules; Limitations on Representations and Warranties of Seller.
(a)    Seller shall have the right to amend and supplement the representations, warranties and/or schedules to this Agreement from time to time prior to the Closing Date by providing a written copy of such amendment or supplement to Buyer; provided, however, that any amendment or supplement to Seller’s representations or the schedules to this Agreement shall have no effect for the purposes of determining whether the condition precedent to Buyer’s obligation to purchase and pay for the Assets on the Closing Date set forth in Section 5.2(a) has been satisfied, but shall have effect only for the purposes of limiting the defense and indemnification obligations of Seller for the inaccuracy or untruth of the representation or warranty qualified by such amendment or supplement following the Closing.
(b)    Notwithstanding anything in this Agreement to the contrary, Seller shall have no liability, and Buyer shall make no claim against Seller for (and Buyer shall be deemed to have waived any failure of a condition hereunder by reason of) a failure of any condition or a breach of any representation or warranty, covenant or other obligation of Seller under this Agreement or any amendment or supplement described in Section 3.3(a) or any document executed by Seller in connection with this Agreement (including, for this purpose, any matter that would have constituted a breach of Seller’s representations and warranties had they been made on the Closing Date) if the failure or breach in question constitutes or results from a condition, fact or other matter that was (i) within Buyer’s Knowledge prior to the Effective Date (including as part of the Asset File prior to the Effective Date), (ii) within Buyer’s Knowledge prior to Closing (including as part of the Asset File prior to the Closing Date; provided, however, that in the event that Seller adds any documents to the Asset File following the Effective Date, Seller must, in order for said documents to become part of “Buyer’s Knowledge”, email Ryan Leslie (ryan.leslie@eqtpartners.com), Richard Casey Jr. (rick.casey@eqtpartners.com), Mark Graybeal (mgraybeal@murlanddainoff.com), and Samuel Hanke (shanke@murlanddainoff.com) that new documents have been uploaded to the Asset File and providing a link to such new documents in the body of such email) and Buyer nevertheless proceeds with the Closing or (iii) not within the reasonable control of Seller after the mutual execution of this Agreement. Further, notwithstanding anything in this Agreement to the contrary, if the representations and warranties relating to the Space Leases and the Contracts set forth in Section 3.2 and the status of the Tenants and contract parties thereunder (other than Seller or its Affiliates) were true and correct in all material respects as of the Effective Date, no change in circumstances or status of such Tenants or any contract parties (e.g., defaults, bankruptcies, below market status or other adverse matters relating to such Tenants or contract parties or a party’s exercise following the Effective Date of any contractual termination rights not caused by the actions of Seller) occurring after the Effective Date shall in and of itself permit Buyer to terminate this Agreement or constitute grounds for Buyer’s failure to close or otherwise constitute a breach of any representation or warranty by Seller.
Section 3.4.    Covenants of Seller Prior to Closing.
(a)From the Effective Date until the Closing or earlier termination of this Agreement, each Seller (or its agents), with respect to such Seller and the Property owned by such Seller only, shall:
(i)Operation. Operate and maintain the Property substantially in accordance with Seller’s past practices with respect to the Property except that Seller shall not be required (A) to cure, remove or close out any Violations or (B) to make any capital improvements or replacements to the Property, subject to clause (vi) hereof.
(ii)Litigation. Advise Buyer in writing of any litigation, arbitration proceeding or administrative hearing (including condemnation) before any Governmental Authority that affects the Assets in any material respect, which is instituted after the

Effective Date and which would materially adversely affect (i) Seller’s ability to consummate the transactions contemplated by this Agreement, (ii) the ownership of the Assets or (iii) the operation of the Property.
(iii)Violations. Deliver to Buyer after receipt thereof copies of any written notices of Violations or other material written notices regarding the Property received by Seller.
(iv)Defaults. Advise Buyer of any written notices of default given or received by Seller under any Space Lease following the Effective Date.
(v)Insurance. Keep the Property insured against fire and other hazards in such amounts and under such terms as Seller deems advisable consistent with past practices.
(vi)Performance Under Space Leases. Perform, or cause its agents to perform, in all material respects, all obligations of landlord or lessor under the Space Leases.
(vii)Taxes, Charges, etc. Continue to pay or cause to be paid all material real estate and personal property taxes, and water and sewer charges in respect of the Property, as they become due in the ordinary course of business.
(b)New Contracts. Following the Effective Date until the Closing or earlier termination of this Agreement, without the prior written consent of Buyer in its sole discretion, Seller shall not enter into any third party contracts, equipment leases or other material agreements affecting the Property (including, without limitation, easements, licenses, or other encumbrances of title) (“New Contracts”); provided that Seller may enter into New Contracts without Buyer’s consent if such contract (i) is necessary as a result of an emergency at the Property, (ii) is required to be entered into pursuant to the terms of any Space Lease or Permitted Exception or (iii) will be terminated as of the Closing Date without liability or expense to Buyer. If Seller enters into any New Contracts after the Effective Date, then Seller shall provide written notice and a copy thereof to Buyer. If a New Contract requires Buyer’s approval and Buyer does not object within five (5) Business Days after receipt of a copy of such contract together with a written request for Buyer’s approval of such contract, then Buyer shall be deemed to have approved such contract. Notwithstanding the foregoing, Seller shall, at Seller’s sole cost, terminate all Contracts at or prior to Closing except for the Assumed Contracts, which Buyer shall assume at Closing.
(c)Space Leases.
(i)Following the Effective Date until the Closing or earlier termination of this Agreement, without the prior written consent of Buyer in its sole discretion, Seller shall not execute any new lease or amend, terminate or accept the surrender of any existing tenancies, except that Seller is authorized to (A) accept the termination of Space Leases at the end of their existing terms, (B) pursue all rights and remedies, including termination and eviction rights, with respect to the Tenant default described on Schedule 3.2(b-3), or (C) enter into amendments memorializing extensions of any Space Leases as required thereunder. If a new lease or an amendment, renewal or extension of a Space Lease requires Buyer’s consent and Buyer does not object within five (5) Business Days after receipt of a letter of intent or other documentation evidencing the applicable leasing transaction from Seller or its representative to enter into, amend, renew or extend such Space Lease, then Buyer shall be deemed to have approved such new lease or amendment.
(ii)If Seller enters into any lease after the Effective Date, then unless such lease required Buyer’s approval pursuant to this Section 3.4(c) and such approval was not obtained, Buyer shall assume such lease at Closing, such lease shall be deemed added to Schedule 3.2(b-1), and Schedule 3.2(b-1) shall be deemed amended at the Closing to include such lease.
(d)Terminated Contracts. Unless such Contract terminates automatically upon sale to a third party, Seller shall deliver a notice of termination with respect to the Contracts with respect to the Property except the Assumed Contracts. All termination fees and any other costs and expenses relating to such termination shall be the responsibility solely of Seller. Seller’s obligations under this Section 3.4(d) shall survive the Closing.
(e)Excluded Assets. Nothing in this Section 3.4 shall restrict Seller’s rights with respect to any Excluded Asset or give Buyer any approval, consent or other rights with respect to the Excluded Assets.
(f)SNDA. At Buyer’s request, Seller shall deliver a subordination, non-disturbance and attornment agreement (“SNDA”) to the Tenants and Seller shall use reasonable efforts to obtain the SNDA; provided, however, if Seller is unable to obtain an SNDA from any Tenants, such failure shall not be a Seller default or condition precedent to Buyer’s obligation to proceed to Closing.
(g)Capital Expenditure Projects.
(i)Buyer hereby acknowledges that Seller is currently undertaking certain capital projects at the Property as described on Schedule 3.4(g) pursuant to the applicable agreement listed on Schedule 3.4(g) with respect thereto (each such project, a “Capital Project”, and each such agreement, a “Project Agreement”). Seller and Buyer agree that (A) Buyer shall be responsible for the costs incurred by Seller pursuant to the Project Agreements for Capital Projects that are designated as “Buyer Paid Capital Projects” on Schedule 3.4(g) (collectively, the “Buyer Project Costs”), and (B) Seller shall be responsible for the costs incurred by Seller pursuant to the Project Agreements for Capital Projects that are designated as “Seller Paid Capital Projects” on Schedule 3.4(g) (collectively, the “Seller Project Costs”) and shall be entitled to any insurance proceeds relating to any Seller Paid Capital Project. To the extent that any Capital Project which is a Buyer Paid Capital Project is completed prior to Closing, Buyer shall reimburse Seller at Closing for all Buyer Project Costs paid by Seller prior to Closing for such completed Buyer Paid Capital Projects. For the purposes of this Section 3.4(g), “complete” shall mean that Seller or Buyer, as applicable, has provided written notice to the other party that the applicable Capital Project is complete, which notice must contain the following: (1) a certification of completion by the contractor(s) performing such

Capital Project, and (2) final lien waivers from the contractor(s) performing such Capital Project.
(ii)To the extent that any Capital Project is not completed in accordance with the applicable Project Agreement prior to Closing, Seller shall use commercially reasonable efforts following Closing to cause the applicable contractor to complete such Capital Project in accordance with such Project Agreement; provided that, Buyer and Seller may mutually agree at Closing to have Buyer take over any Seller Paid Capital Project at Closing, in which event (i) Buyer shall be required to assume the applicable Project Agreement and (ii) Seller shall provide Buyer with a credit at Closing for the estimated outstanding costs to complete the Capital Project in accordance with the applicable Project Agreement. With respect to any Capital Project designated on Schedule 3.4(g) as Buyer Paid Capital Projects, Buyer shall, subject to the terms of this paragraph, reimburse Seller for the Buyer Project Costs within fifteen (15) Business Days from receipt by Buyer of written notice from Seller of such completion, together with the materials required to evidence such completion in accordance with Section 3.4(g)(i). If any Buyer Paid Capital Project is not complete within ninety (90) days following Closing, then Buyer may, at Buyer’s option and upon written notice to Seller, complete such Buyer Paid Capital Project at its own expense and, in such event, (A) Buyer shall be required to assume the applicable Project Agreement and (B) Buyer shall reimburse Seller for any costs paid by Seller with respect to such Buyer Paid Capital Project as of the date of the assumption of the applicable Project Agreement.
(iii)In the event that any Seller Paid Capital Project that Seller is completing after Closing is not complete within ninety (90) days following Closing, then Buyer may, at Buyer’s option and upon written notice to Seller, complete such Seller Paid Capital Project and, in such event, (A) Buyer shall be required to assume the applicable Project Agreement and (B) within fifteen (15) Business Days following Seller’s receipt of written notice from Buyer of such completion, together with the materials required to evidence such completion in accordance with Section 3.4(g)(i), Seller shall reimburse Buyer for Buyer’s costs to complete the applicable Seller Paid Capital Project in accordance with the applicable Project Agreement to the extent not previously paid by Seller. In no event will Buyer amend any Project Agreement for any Seller Paid Capital Project in a manner that would increase any Seller Project Costs without the prior written consent of Seller, which consent may be given or withheld in Seller’s sole and absolute discretion.
(iv)Buyer agrees that Seller and its appointed agents and contractors, and their respective subcontractors and suppliers, shall have, during normal business hours and at all other reasonable times the right of going upon the Property for the limited purpose of performing and completing the Capital Projects, provided that prior to commencing work on any Capital Project for which no work had commenced prior to the Closing Date, Seller shall provide at least twenty-four (24) hours’ prior notice to Buyer along with an expected schedule of entry. Upon completion of the Capital Projects, this right of access shall terminate. Seller shall, and does hereby agree to indemnify, defend and hold Buyer, its employees and agents, and their respective successors and assigns, harmless from and against any and all claims, demands, suits, obligations, payments, damages, losses, penalties, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) arising directly out of any physical damage to any Property directly caused by Seller and Seller’s employees (and not by any agent, contractor, subcontractor, supplier or other Person) following the Closing Date in connection with the completion of the Capital Projects. Prior to entering the Property, Seller shall provide Buyer (and shall cause Seller’s agents and contractors to provide Buyer) with evidence of insurance naming Buyer as an additional insured from a responsible insurance company authorized to do business in the state where the Property is located and having an A.M. Best’s rating of “A-/VII” or above (or the equivalent rating thereof) in the following amounts: Commercial General Liability Insurance with a limit of not less than Two Million Dollars ($2,000,000) per occurrence against liability for bodily injury, including death resulting therefrom, limits for which may be satisfied with primary, umbrella, and excess insurance coverage (or any combination thereof). In the event that following Closing Buyer has a claim against any contractor with respect to any Capital Project, at Buyer’s request, Seller shall assign (and obtain any required consent) the applicable Project Agreement to Buyer, at no material cost or expense to Seller.
(v)In connection with the Capital Projects, Seller is not, and does not have the expertise of, a licensed general contractor, architect, engineer or other design professional. Buyer acknowledges that (A) Seller is not providing any services that require a contractor’s, design professional or other similar license in connection with its activities pursuant to this Section 3.4(g), (B) Seller’s activities pursuant to this Section 3.4(g) shall not constitute a representation or warranty by Seller that the Capital Projects are performed in accordance with (x) federal, state or local legal requirements applicable to the Capital Projects, or (y) any applicable standard of care, (C) Seller is in no way responsible for the quality of work performed by any third party, and (D) the fact that Seller is using commercially reasonable efforts to cause the applicable contractors to complete the Capital Projects hereunder shall not be interpreted to impose absolute obligations or duties on Seller or to require Seller to provide any warranties or guaranties of such work. In no event will Seller be responsible for any cost overruns of the Buyer Paid Capital Projects.
(vi)The provisions of this Section 3.4(g) shall survive the Closing.
Section 3.5. Tenant Estoppels.
(a)Prior to the Effective Date, Seller delivered to each Tenant an estoppel certificate in the form of Exhibit A attached hereto. Seller shall use commercially reasonable efforts to obtain an executed estoppel certificate, dated no earlier than thirty (30) days prior to the Closing Date, without disclosing any material variances from the applicable Space Lease, and without allegations of any default under the applicable Space Lease, in the form of Exhibit A attached hereto or such other form as the Tenant is permitted to deliver under its respective Space Lease (each, a “Tenant Estoppel”). Seller shall use commercially reasonable efforts to obtain an executed Tenant Estoppel from each Tenant. Notwithstanding anything herein to the contrary, Seller shall have no obligation to incur any material cost or liability in connection with such efforts or to make any payments or to grant any concessions under the Space Leases, to declare any Tenants in default under the Space Leases or to initiate any proceedings thereunder or with respect thereto.
(b)Other than as set forth in Section 3.5(c) and Section 5.2(d), (i) the receipt of Tenant Estoppels shall not be a condition to Buyer’s obligation to consummate the Closing and the non-receipt of any Tenant Estoppel or any matter raised in any Tenant Estoppel shall not constitute grounds for Buyer to refuse to consummate the Closing. Seller’s failure to deliver the Required Tenant Estoppels shall not constitute a default by Seller.
(c)Notwithstanding anything herein to the contrary, Buyer shall have no right to object if Seller delivers to Buyer a Tenant Estoppel which is (i) in substantially the same form attached hereto as Exhibit A, (ii) in form or substance provided for in the terms of the applicable Tenant’s Space Lease or (iii) with respect to any national or regional Tenant, on such Tenant’s standard form, in each case, subject to (A) non-material modification thereof, (B) such Tenant making note of items which constitute Permitted Exceptions or items which Seller otherwise agrees to discharge, (C) modifications thereof to conform the same to the applicable Space Lease, (D) such Tenant referencing a general condition statement such as “we reserve all rights” (or words of similar import) or limiting its statements “to tenant’s knowledge” (or words of similar import), (E) such Tenant making an assertion that there are amounts due from Seller to such Tenant allocable to periods prior to the Closing and which, under the terms of this Agreement, Seller has agreed to pay or give as a credit to Buyer, (F) provided that such Tenant does not allege a default or failure to perform a landlord obligation under the applicable Space Lease, such Tenant alleging a failure of the landlord to keep the Property, building systems, or other improvements or equipment in good order and repair, (G) such Tenant referencing Tenant defaults or breaches or other matters described in Section 3.2(b) or Schedule 3.2(b-3) or otherwise subject to Buyer’s Knowledge prior to the Effective Date, (H) such Tenant delivering a Tenant Estoppel that is unexecuted by the applicable Lease Guarantor(s), and (I) such Lease Guarantor making any modification thereof that a Tenant is permitted to make pursuant to this Section 3.5(c). In addition, and notwithstanding anything to the contrary in this Agreement, except for instances of Seller fraud or intentional misrepresentation, Seller shall have no liability, and Buyer shall make no claim against Seller for (and Buyer shall be deemed to have waived any failure of a condition hereunder by reason of) a breach of any representation or warranty contained in Section 3.2(b) to the extent that a Tenant Estoppel confirming any such representation is obtained prior to the Closing. For avoidance of doubt, if a Tenant is required or permitted under the terms of its Space Lease or applicable standard form to provide less information or to otherwise make different statements in a certification of such nature than are set forth on Exhibit A, then Buyer shall accept any modifications made to such form of Tenant Estoppel to the extent that such modifications to the form are consistent with the minimum requirements set forth in the applicable Space Lease. Buyer shall have no right to object to the form of any Tenant Estoppel delivered by a Tenant (or modifications thereto proposed by a Tenant) if Buyer does not object in a written notice to Seller specifying Buyer’s objections to the form of a Tenant Estoppel within three (3) Business Days after receipt of such Tenant Estoppel. In the event that in any Tenant Estoppel received prior to Closing a Tenant alleges a failure of the landlord to keep or maintain the applicable Property, building systems, or other improvements or equipment in good order (or in such other condition as required by the applicable Space Lease) while also confirming in such Tenant Estoppel that there is no landlord default under such Space Lease, and the landlord is actually obligated to perform such obligation pursuant to the applicable Space Lease, Buyer shall be required to accept such Tenant Estoppel for purposes of determining whether the Required Tenant Estoppels have been received, but Seller shall either (x) cure such failure prior to Closing, (y) agree to cure such failure following Closing (in which event the Buyer and Seller shall execute a post-closing agreement, in a form reasonably acceptable to Buyer and Seller, to memorialize such cure) or (z) provide a credit to Buyer at Closing for the estimated out-of-pocket cost (as reasonably determined by Buyer and Seller) to cure such failure.
(d)Notwithstanding anything to the contrary, if Seller is unable to obtain the Required Tenant Estoppels as of the Closing Date, then to satisfy such condition, but not for (x) more than seven and one-half percent (7.5%) of the Tenant Occupied Square Footage of the Property as of the Closing Date or (y) any Major Tenant, Seller may (but shall not be obligated to) deliver certificates executed by the applicable Seller (and Rexford Industrial Realty, L.P. if it is not the applicable Seller) in the form attached as Exhibit B hereto (the “Seller Estoppels”), which shall be dated as of the Closing Date and shall be subject to the limitations set forth in Section 11.1, Section 11.3, Section 11.4, Section 11.5, Section 11.6 and Section 11.7. In addition, Seller shall be released from any liability with respect to any Seller Estoppel upon the earlier of (i) the termination of this Agreement and (ii) the delivery to Buyer of an executed Tenant Estoppel from such Tenant for which Seller has delivered such Seller Estoppel.
Section 3.6. Association Estoppel. Seller shall use commercially reasonable efforts to obtain and deliver to Buyer an estoppel certificate from the association identified on Schedule 3.6 (the “Association”) with respect to the declarations identified on Schedule 3.6 (collectively, the “Declaration”), in a form and substance reasonably acceptable to Buyer; provided that the foregoing shall not be a condition to Closing.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER
Section 4.1.    Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows as of the Effective Date and as of the Closing Date:
(a)Formation; Existence. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.
(b)Power; Authority. Buyer has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the Assets and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

(c)No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement by Buyer or with any of Buyer’s obligations in connection with the transactions required or contemplated hereby.
(d)No Conflicts. Buyer’s execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Assets, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Buyer is a party in its individual capacity, or (iii) violate any Applicable Law relating to Buyer or its assets or properties.
(e)Bankruptcy. Buyer is not a debtor under any bankruptcy proceedings, voluntary or involuntary, and has not made an assignment for the benefit of its creditors.
(f)Anti-Terrorism Laws.
(i)Neither Buyer nor, to Buyer’s Knowledge, any of its subsidiaries, officers, directors, employees or agents, is in violation of the Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws.
(ii)Neither Buyer nor, to Buyer’s Knowledge, any of its subsidiaries, officers, directors, employees or agents, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or that are included on any Government Lists.
(iii)Neither Buyer nor, to Buyer’s Knowledge, any Person controlling or controlled by Buyer is a Person named on a Government List or acting for or on behalf of any Sanctioned Country and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities with the governments of, or any individuals or entities located in, any Sanctioned Country or from activities that otherwise contravene any economic sanctions administered by OFAC, the U.S. Department of State, or any other applicable economic sanctions authority (collectively, “Sanctions”), or from any activities that contravene any Anti-Bribery, Anti-Money Laundering and Anti-Terrorism Laws (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)).
(iv)Neither Buyer nor, to Buyer’s Knowledge, any Person controlling or controlled by Buyer is the target of Sanctions.
(g)ERISA. Buyer is not, and is not acting on behalf of, a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended.

(h)AML-KYC. No natural person owns a 25% or greater interest in Buyer, directly or indirectly, that has not been disclosed to Seller in writing (including each such party’s full name, state and country of residence).
Section 4.2.    Assumed Contracts. Buyer shall assume as of the Closing certain Contracts pertaining to the operation of the Property (the “Assumed Contracts”). For the purposes hereof, the Assumed Contracts shall only include those Contracts listed on Schedule 4.2 attached hereto. If a third party’s consent is required in order for Buyer to assume any Assumed Contract, Seller shall request such consent from the applicable third party prior to Closing; provided, (a) in the event such consent is not obtained as of the Closing, such Contract shall no longer be deemed an Assumed Contract and Schedule 4.2 shall be deemed amended at the Closing to remove such Contract, (b) receipt of such consent shall not be a condition to Buyer’s obligation to consummate the Closing and (c) Seller’s failure to obtain such consent shall not constitute a default by Seller.
Section 4.3.     Master Service Contracts. Master Service Contracts shall not be assigned by Seller and shall not be assumed by Buyer. On or prior to Closing, Seller shall terminate any Master Service Contracts as it relates to the operation of the Property.
ARTICLE V
CONDITIONS PRECEDENT TO CLOSING
Section 5.1. Conditions Precedent to Seller’s Obligations. The obligation of Seller to consummate the transfer of the Assets to Buyer on the Closing Date is subject to the satisfaction (or waiver by Seller) as of the Closing Date of the following conditions:
(a)Each of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects (materiality to be considered with respect to the transactions contemplated hereunder in the aggregate) when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct in all material respects as of such date).
(b)Buyer shall have performed or complied in all material respects (materiality to be considered with respect to the transactions contemplated hereunder in the aggregate) with each obligation and covenant required by this Agreement to be performed or complied with by Buyer on or before the Closing.
(c)No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing (unless resulting from an action commenced by Seller or its Affiliates) which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby.
(d)Seller shall have received all of the documents required to be delivered by Buyer under Section 6.1.

(e)Seller shall have received the Purchase Price in accordance with Section 2.2 and all other amounts due to Seller hereunder.
If a condition contained in this Section 5.1 is not satisfied due to the default of Buyer, Seller shall have all rights and remedies set forth in Section 13.1.
Section 5.2. Conditions Precedent to Buyer’s Obligations. The obligation of Buyer to purchase and pay for the Assets on the Closing Date is subject to the satisfaction (or waiver by Buyer) as of the Closing Date of the following conditions:
(a)Each of the representations and warranties made by Seller in this Agreement shall be true and correct in all material respects (materiality to be considered with respect to the transactions contemplated hereunder in the aggregate) when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct in all material respects as of such date). Notwithstanding anything to the contrary set forth herein, in the event that a material breach of a representation or warranty by Seller has occurred and to the extent that Seller and Buyer agree that such breach is curable with the payment of monetary funds, Seller shall have the option (but not the obligation) to cure such misrepresentation or warranty by providing a credit (in an amount reasonably acceptable to Buyer) in favor of Buyer to the Purchase Price.
(b)Seller shall have performed or complied in all material respects (materiality to be considered with respect to the transactions contemplated hereunder in the aggregate) with each obligation and covenant required by this Agreement to be performed or complied with by Seller on or before the Closing Date.
(c)No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing Date (unless resulting from an action commenced by Buyer or its Affiliate) which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby; and
(d)Buyer shall have received, at least five (5) Business Days prior to the Closing Date, the Required Tenant Estoppels pursuant to Section 3.5(c).
(e)Buyer shall have received all of the documents required to be delivered by Seller under Section 6.2.
(f)Seller shall have either (A) cured each Violation (i) which is caused or created by Seller (and not by a Tenant or any other Person) following the Effective Date and prior to the Closing Date, (ii) that would cost Seller $25,000.00 or more to cure, and (iii) for which Buyer has provided Seller notice or Seller has otherwise received written notice, in each case prior to the Closing Date (each, a “Subject Violation”) or (B) provided Buyer with a credit at Closing in an amount equal to the estimated cost (as reasonably determined by Buyer and Seller) to remedy each Subject Violation.

If a condition contained in this Section 5.2 is not satisfied due to the default of Seller, Buyer shall have all rights and remedies set forth in Section 13.2.
Section 5.3.    Waiver of Conditions Precedent. The occurrence of the Closing shall constitute conclusive evidence that Seller and Buyer have respectively waived any conditions which are not satisfied as of the Closing.
Section 5.4.     Portfolio Termination Right. Notwithstanding the provisions of Section 8.3(a) and 9.2(b), if following the Effective Date and until the Closing Date or earlier termination of this Agreement, one or more Properties are removed from this Agreement pursuant to Section 8.3(a) and/or Section 9.2(b) and the aggregate leasable square footage of such removed Properties is equal to or greater than twenty-five percent (25%) of the aggregate leasable square footage of all of the Properties subject to this Agreement as of the Effective Date (the “Full Termination Threshold”), then each of Buyer and Seller shall have the right, exercised by written notice to the other Party no more than seven (7) Business Days after (a) in the case of Buyer, Buyer has received notice of such Monetary Encumbrance, Material Casualty or Material Condemnation that results in Buyer’s individual Property termination rights meeting or exceeding the Full Termination Threshold, or (b) in the case of Seller, Seller has received notice that Buyer has exercised its individual Property termination rights meeting or exceeding the Full Termination Threshold, in each case to terminate this Agreement in its entirety, in which case neither party hereto shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. If neither Buyer nor Seller timely terminates this Agreement in accordance with this Section 5.4, the provisions of Section 8.3(a) or 9.2(b), as applicable, shall apply.
ARTICLE VI
CLOSING DELIVERIES
Section 6.1.    Buyer Closing Deliveries. Buyer shall deliver the following documents to the Escrow Agent on or prior to the Closing Date:
(a)With respect to the Assets:
(i)an assignment and assumption of Seller’s interest in the Space Leases for the Property (the “Assignment of Leases”) duly executed by Buyer in substantially the form of Exhibit C attached hereto;
(ii)an assignment and assumption of the Assumed Contracts (the “Assignment of Contracts”) duly executed by Buyer in substantially the form of Exhibit D attached hereto;
(iii)notice letters to the Tenants at the Property (the “Tenant Notices”) duly executed by Buyer, in substantially the form of Exhibit E attached hereto, which Tenant Notices Buyer shall either deliver (by overnight carrier) to each Tenant or instruct the Title Company to deliver (by overnight carrier) to each Tenant, with either Buyer or Title Company providing proof of delivery to Seller;

(iv)the assignment of all licenses, permits, warranties and intangibles with respect to the Property to the extent assignable (but excluding any Excluded Assets) (the “Assignment of Licenses, Permits, Warranties and General Intangibles”) duly executed by Buyer in substantially the form of Exhibit F attached hereto.
(v)an assignment of Declarant’s rights (the “Assignment of Declarant’s Rights”) duly executed by Buyer in substantially the form of Exhibit J-1 and Exhibit J-2 attached hereto with respect to the Declaration
(b)    With respect to the transactions contemplated hereunder:
(i)all transfer tax returns and forms to the extent required by Applicable Law in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement (if any), in each case, as prepared by Seller and Buyer and duly executed by Buyer, as applicable (the “Transfer Tax Forms”);
(ii)a Preliminary Change of Ownership Report for each Property, duly executed by Buyer; and
(iii)a closing statement prepared and reasonably approved by Seller and Buyer, consistent with the terms of this Agreement (the “Closing Statement”) duly executed by Buyer.
Section 6.2.    Seller Closing Deliveries. Seller shall deliver the following documents to the Escrow Agent on or prior to the Closing Date:
(a)With respect to the Assets:
(i)a grant deed (the “Deed”) for the Property in substantially the form of Exhibit G attached hereto duly executed by Seller;
(ii)the Assignment of Leases for the Property duly executed by Seller;
(iii)a bill of sale duly executed by Seller in substantially the form of Exhibit H attached hereto, relating to all fixtures, chattels, equipment and articles of Personal Property owned by Seller which are currently located upon or attached to the Property and used solely in connection with the operation of the Property (but excluding any Excluded Assets);
(iv)the Assignment of Contracts for the Property duly executed by Seller;
(v)the Tenant Notices for the Property duly executed by Seller;
(vi)a duly executed IRS Form W-9 from each Seller (or if such Seller is a disregarded entity for U.S. federal income tax purposes, from such Seller’s regarded parent entity);

(vii)a certificate stating that Seller (or if such Seller is a disregarded entity for U.S. federal income tax purposes, from such Seller’s regarded parent entity) is not a “foreign person” as defined in Section 1445 of the Code and the regulations thereunder;
(viii)the Assignment of Licenses, Permits, Warranties and General Intangibles for the Property duly executed by Seller;
(ix)the Assignment of Declarant’s Rights; and
(x)resignations of all officers of the Association who were appointed by Seller.
(b)With respect to the transactions contemplated hereunder,
(i)all Transfer Tax Forms duly executed by Seller, as applicable;
(ii)a California Form 593 Real Estate Withholding Certificate, executed by each applicable Seller (or if such Seller is a disregarded entity for U.S. federal and California income tax purposes, from such Seller’s regarded parent entity), as applicable; and
(iii)the Closing Statement duly executed by Seller.
Section 6.3. Cooperation.
(a)Cooperation. In the event any Asset-Related Property is not assignable (such as a letter of credit that is not transferable), Seller shall use commercially reasonable efforts after the Closing to provide Buyer, at no cost to Seller, with the economic benefits of such property by enforcing such property (at Buyer’s direction) for the benefit and at the expense of Buyer. The provisions of this Section 6.3(a) shall survive the Closing.
(b)Space Leases. Promptly following Closing, Seller shall deliver to Buyer (to the extent in Seller’s possession and not previously delivered) copies of the Space Leases, which delivery may be satisfied by delivery outside of escrow, at the Property.
ARTICLE VII
INSPECTIONS; RELEASE
Section 7.1. Prior Inspection. Buyer acknowledges that, from and after June 30, 2026 and through August 12, 2026, Buyer and its representatives had the right to inspect the Property pursuant to the terms of that certain Access Agreement entered into as of June 30, 2026, by and between Seller and Exeter 10545 Production, LLC (the “Access Agreement”). In the event that Seller or its representatives desire to access the Property prior to Closing or the earlier termination of this Agreement, the provisions of the Access Agreement shall apply thereto; provided, however, the provisions set forth in Sections 6 and 7(j) of the Access Agreement are hereby deleted in their entireties. The Access Agreement shall terminate upon the Closing or earlier termination of this Agreement, except that any provisions of the Access Agreement that survive the termination of the Access Agreement by its terms shall instead be meant to survive the Closing or earlier termination of this Agreement. To the extent any provisions of the Access Agreement conflict with the provisions of this Agreement, the provisions of this Agreement shall control.
Section 7.2. DISCLAIMER. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY REPORTS, IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES. SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION OR REPORTS AND MAKES NO (AND EXPRESSLY DISCLAIMS ALL) REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION OR REPORTS EXCEPT AS SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING. SELLER SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE ASSETS NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS OR OTHER INFORMATION PERTAINING TO THE ASSETS OR THE OPERATION THEREOF FURNISHED BY SELLER, ITS REPRESENTATIVES OR OTHER PERSONS ACTING ON SELLER’S BEHALF EXCEPT AS SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING.
Section 7.3.    EXAMINATION; NO CONTINGENCIES.
(a)BUYER WILL BE MAKING SUCH EXAMINATIONS OF THE ASSETS AND ALL OTHER MATTERS AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREUNDER AS BUYER HAS DEEMED NECESSARY. IN ENTERING INTO THIS AGREEMENT, BUYER HAS NOT BEEN INDUCED BY AND HAS NOT RELIED UPON ANY WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLER, OR ANY PARTNER, MEMBER OR MANAGER OF SELLER, OR ANY AFFILIATE, OFFICER, DIRECTOR, PARTNER, MEMBER, MANAGER, AGENT, EMPLOYEE, OR OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER WITH RESPECT TO THE ASSETS, THE CONDITION OF THE ASSETS OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING. BUYER’S OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT BE SUBJECT TO ANY CONTINGENCIES, DILIGENCE OR CONDITIONS EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION

OF LAW, WITH RESPECT TO THE ASSETS OR THE CONDITION OF THE ASSETS. BUYER AGREES THAT THE ASSETS WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) BUYER AT THE CLOSING IN THE THEN EXISTING CONDITION OF THE ASSETS, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS DELIVERED BY SELLER AT CLOSING, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE WITHOUT STATUTORY, EXPRESS OR IMPLIED WARRANTY, REPRESENTATION, AGREEMENT, STATEMENT OR EXPRESSION OF OPINION OF OR WITH RESPECT TO THE CONDITION OF THE ASSETS OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, (I) ANY AND ALL STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES RELATED TO THE SUITABILITY FOR HABITATION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, (II) ANY STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE, BY ANY DESCRIPTION OF THE ASSETS OR BY OPERATION OF LAW, AND (III) ALL OTHER STATUTORY, EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES BY SELLER WHATSOEVER. BUYER ACKNOWLEDGES THAT BUYER HAS KNOWLEDGE AND EXPERTISE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BUYER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(b)FOR    PURPOSES    OF    THIS    AGREEMENT,    THE    TERM “CONDITION OF THE ASSETS” MEANS THE FOLLOWING MATTERS:
(i)PHYSICAL CONDITION OF THE PROPERTY. THE QUALITY, NATURE AND ADEQUACY OF THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE DESIGN, LABOR AND MATERIALS USED TO CONSTRUCT THE IMPROVEMENTS INCLUDED IN THE PROPERTY; THE CONDITION OF STRUCTURAL ELEMENTS, FOUNDATIONS, ROOFS, GLASS, MECHANICAL, PLUMBING, ELECTRICAL, HVAC, SEWAGE, AND UTILITY COMPONENTS AND SYSTEMS; THE CAPACITY OR AVAILABILITY OF SEWER, WATER, OR OTHER UTILITIES; THE GEOLOGY, FLORA, FAUNA, SOILS, SUBSURFACE CONDITIONS, GROUNDWATER, LANDSCAPING, AND IRRIGATION OF OR WITH RESPECT TO THE PROPERTY, THE LOCATION OF THE PROPERTY IN OR NEAR ANY SPECIAL TAXING DISTRICT, FLOOD HAZARD ZONE, WETLANDS AREA, PROTECTED HABITAT, GEOLOGICAL FAULT OR SUBSIDENCE ZONE, HAZARDOUS WASTE DISPOSAL OR CLEAN-UP SITE, OR OTHER SPECIAL AREA, THE EXISTENCE, LOCATION, OR CONDITION OF INGRESS, EGRESS, ACCESS, AND PARKING; THE CONDITION OF THE

PERSONAL PROPERTY AND ANY FIXTURES; THE PRESENCE OF ANY BEDBUGS, RODENTS OR OTHER PESTS; AND THE PRESENCE OF ANY ASBESTOS OR OTHER HAZARDOUS MATERIALS, DANGEROUS OR TOXIC SUBSTANCE, MATERIAL OR WASTE IN, ON, UNDER OR ABOUT THE PROPERTY AND THE IMPROVEMENTS LOCATED THEREON. “HAZARDOUS MATERIALS” MEANS (A) THOSE SUBSTANCES INCLUDED WITHIN THE DEFINITIONS OF ANY ONE OR MORE OF THE TERMS “HAZARDOUS SUBSTANCES”, “TOXIC POLLUTANTS”, “HAZARDOUS MATERIALS”, “TOXIC SUBSTANCES”, AND “HAZARDOUS WASTE” IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, 42 U.S.C. § 9601 ET SEQ. (AS AMENDED), THE HAZARDOUS MATERIALS TRANSPORTATION AUTHORIZATION ACT OF 1994, AS AMENDED, 49 U.S.C. § 5101 ET SEQ., THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, AS AMENDED, 42 U.S.C. § 6901 ET SEQ., SECTION 311 OF THE CLEAN WATER ACT, 33 U.S.C. § 1321 ET SEQ., 33 U.S.C. § 1251 ET SEQ., 42 U.S.C. § 7401 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ, AND THE REGULATIONS AND PUBLICATIONS ISSUED UNDER ANY SUCH LAWS, (B) PETROLEUM, RADON GAS, LEAD BASED PAINT, ASBESTOS OR ASBESTOS CONTAINING MATERIAL, PER- AND POLYFLUOROALKYL SUBSTANCES AND POLYCHLORINATED BIPHENYLS AND (C) MOLD OR WATER CONDITIONS WHICH MAY EXIST AT THE PROPERTY OR OTHER SUBSTANCES, WASTES OR MATERIALS LISTED OR DEFINED BY ANY STATE OR LOCAL STATUTES, REGULATIONS AND ORDINANCES PERTAINING TO THE PROTECTION OF HUMAN HEALTH AND THE ENVIRONMENT.
(ii)ADEQUACY OF THE ASSETS. THE ECONOMIC FEASIBILITY, CASH FLOW AND EXPENSES OF THE ASSETS, AND HABITABILITY, MERCHANTABILITY, FITNESS, SUITABILITY AND ADEQUACY OF THE PROPERTY FOR ANY PARTICULAR USE OR PURPOSE.
(iii)LEGAL COMPLIANCE OF THE ASSETS. THE COMPLIANCE OR NON-COMPLIANCE OF SELLER OR THE OPERATION OF THE ASSETS OR ANY PART THEREOF IN ACCORDANCE WITH, AND THE CONTENTS OF, (A) ALL CODES, LAWS, ORDINANCES, REGULATIONS, AGREEMENTS, LICENSES, PERMITS, APPROVALS AND APPLICATIONS OF OR WITH ANY GOVERNMENTAL AUTHORITIES ASSERTING JURISDICTION OVER THE ASSETS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO ZONING, LAND USE, BUILDING, PUBLIC WORKS, PARKING, FIRE AND POLICE ACCESS, HANDICAP ACCESS, LIFE SAFETY, SUBDIVISION AND SUBDIVISION SALES, AND HAZARDOUS MATERIALS, DANGEROUS OR TOXIC SUBSTANCES, MATERIALS, CONDITIONS OR WASTE, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE ASSETS THAT WOULD CAUSE STATE OR FEDERAL AGENCIES TO ORDER A CLEAN UP OF THE ASSETS UNDER ANY APPLICABLE LAW AND (B) ALL AGREEMENTS, COVENANTS, CONDITIONS, RESTRICTIONS (PUBLIC OR PRIVATE), CONDOMINIUM PLANS,

DEVELOPMENT AGREEMENTS, SITE PLANS, BUILDING PERMITS, BUILDING RULES, AND OTHER INSTRUMENTS AND DOCUMENTS GOVERNING OR AFFECTING THE USE, MANAGEMENT, AND OPERATION OF THE ASSETS.
(iv)MATTERS DISCLOSED IN THE SCHEDULES AND THE ASSET FILE. THOSE MATTERS REFERRED TO IN THIS AGREEMENT AND THE DOCUMENTS LISTED ON THE SCHEDULES ATTACHED HERETO.
(v)INSURANCE. THE AVAILABILITY, COST, TERMS AND COVERAGE OF LIABILITY, HAZARD, COMPREHENSIVE AND ANY OTHER INSURANCE OF OR WITH RESPECT TO THE ASSETS.
(vi)CONDITION OF TITLE. SUBJECT TO SECTION 8.3, THE CONDITION OF TITLE TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, VESTING, LEGAL DESCRIPTION, MATTERS AFFECTING TITLE, TITLE DEFECTS, LIENS, ENCUMBRANCES, BOUNDARIES, ENCROACHMENTS, MINERAL RIGHTS, OPTIONS, EASEMENTS, AND ACCESS; VIOLATIONS OF RESTRICTIVE COVENANTS, LAND USE, ZONING ORDINANCES, SETBACK LINES, OR DEVELOPMENT AGREEMENTS; THE AVAILABILITY, COST, AND COVERAGE OF TITLE INSURANCE; LEASES, RENTAL AGREEMENTS, OCCUPANCY AGREEMENTS, RIGHTS OF PARTIES IN POSSESSION OF, USING, OR OCCUPYING THE PROPERTY; AND STANDBY FEES, TAXES, BONDS AND ASSESSMENTS.
Section 7.4.    RELEASE.
(a)BUYER HEREBY AGREES THAT SELLER, AND EACH OF SELLER’S PARTNERS, MEMBERS, TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, PROPERTY MANAGERS, ASSET MANAGERS, AGENTS, ATTORNEYS, AFFILIATES AND RELATED ENTITIES, HEIRS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) SHALL BE, AND ARE HEREBY, FULLY AND FOREVER RELEASED AND DISCHARGED FROM ANY AND ALL LIABILITIES, LOSSES, CLAIMS (INCLUDING THIRD PARTY CLAIMS), DEMANDS, DAMAGES (OF ANY NATURE WHATSOEVER), CAUSES OF ACTION, COSTS, PENALTIES, FINES, JUDGMENTS, REASONABLE ATTORNEYS’ FEES, CONSULTANTS’ FEES AND COSTS AND EXPERTS’ FEES (COLLECTIVELY, THE “CLAIMS”) WITH RESPECT TO ANY AND ALL CLAIMS, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE ASSETS OR THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL AND STRUCTURAL CONDITION OF THE ASSETS OR THE PROPERTY OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING, WITHOUT LIMITATION, ANY CLAIM OR MATTER (REGARDLESS OF WHEN IT FIRST APPEARED) RELATING TO OR ARISING FROM (A) THE PRESENCE OF ANY ENVIRONMENTAL PROBLEMS, OR THE USE, PRESENCE, STORAGE, RELEASE, DISCHARGE, OR MIGRATION OF HAZARDOUS MATERIALS ON, IN, UNDER OR AROUND THE PROPERTY REGARDLESS OF

WHEN SUCH HAZARDOUS MATERIALS WERE FIRST INTRODUCED IN, ON OR ABOUT THE PROPERTY, (B) ANY PATENT OR LATENT DEFECTS OR DEFICIENCIES WITH RESPECT TO THE ASSETS, (C) ANY AND ALL MATTERS RELATED TO THE ASSETS OR ANY PORTION THEREOF, INCLUDING WITHOUT LIMITATION, THE CONDITION AND/OR OPERATION OF THE ASSETS AND EACH PART THEREOF, (D) ANY AND ALL MATTERS RELATED TO THE CURRENT OR FUTURE ZONING OR USE OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY VIOLATIONS, AND (E) THE PRESENCE, RELEASE AND/OR REMEDIATION OF ASBESTOS AND ASBESTOS CONTAINING MATERIALS IN, ON OR ABOUT THE PROPERTY REGARDLESS OF WHEN SUCH ASBESTOS AND ASBESTOS CONTAINING MATERIALS WERE FIRST INTRODUCED IN, ON OR ABOUT THE PROPERTY; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL RELEASEES BE RELEASED FROM ANY CLAIMS ARISING PURSUANT TO THE PROVISIONS OF THIS AGREEMENT OR SELLER’S OBLIGATIONS, IF ANY, UNDER THE CLOSING DOCUMENTS. BUYER HEREBY WAIVES AND AGREES NOT TO COMMENCE ANY ACTION, LEGAL PROCEEDING, CAUSE OF ACTION OR SUITS IN LAW OR EQUITY, OF WHATEVER KIND OR NATURE, INCLUDING, BUT NOT LIMITED TO, A PRIVATE RIGHT OF ACTION UNDER THE FEDERAL SUPERFUND LAWS, 42 U.S.C. § 9601 ET SEQ., THE RESOURCE CONSERVATION AND RECOVERY ACT, 42 U.S.C. § 6901 ET SEQ., THE OIL POLLUTION ACT OF 1990, 33 U.S.C. § 2701 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ., THE CLEAN WATER ACT, 33 U.S.C. § 1251 ET SEQ., THE CLEAN AIR ACT, 42 U.S.C. § 7401 ET SEQ., THE HAZARDOUS MATERIALS TRANSPORTATION AUTHORIZATION ACT OF 1994, 49 U.S.C. § 5101 ET SEQ., THE OCCUPATIONAL SAFETY AND HEALTH ACT, 29 U.S.C. § 651 ET SEQ., AND SIMILAR STATE AND LOCAL ENVIRONMENTAL LAWS (AS SUCH LAWS AND STATUTES MAY BE AMENDED, SUPPLEMENTED OR REPLACED FROM TIME TO TIME), OR ANY APPLICABLE LAWS WHICH REGULATE OR CONTROL HAZARDOUS MATERIALS, POLLUTION, CONTAMINATION, NOISE, RADIATION, WATER, SOIL, SEDIMENT, AIR OR OTHER ENVIRONMENTAL MEDIA, OR AN ACTUAL OR POTENTIAL SPILL, LEAK, EMISSION, DISCHARGE, RELEASE OR DISPOSAL OF ANY HAZARDOUS MATERIALS OR OTHER MATERIALS, SUBSTANCES OR WASTE INTO WATER, SOIL, SEDIMENT, AIR OR ANY OTHER ENVIRONMENTAL MEDIA, DIRECTLY OR INDIRECTLY, AGAINST THE RELEASEES OR THEIR AGENTS IN CONNECTION WITH CLAIMS DESCRIBED ABOVE.
(b)IN CONNECTION HEREWITH AND TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOT KNOWN TO IT MAY HAVE GIVEN RISE OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED

UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT RELEASEES FROM ANY SUCH UNKNOWN CLAIMS, DEBTS, AND CONTROVERSIES WHICH MIGHT IN ANY WAY BE INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY BUYER IN EXCHANGE FOR SELLER’S PERFORMANCE HEREUNDER.
(c)THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION.
(d)SELLER HAS GIVEN BUYER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR BUYER AGREEING TO THE PROVISIONS OF THIS SECTION 7.4. THE PROVISIONS OF THIS SECTION 7.4 SHALL SURVIVE THE CLOSING AND SHALL NOT BE DEEMED MERGED INTO ANY INSTRUMENT OR CONVEYANCE DELIVERED AT THE CLOSING.
(e)NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, ANY WAIVERS OR RELEASES SET FORTH HEREIN SHALL NOT PRECLUDE BUYER FROM ASSERTING A DEFENSE TO ANY LAWSUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST BUYER BY A THIRD PARTY WITH RESPECT TO DAMAGE OR INJURY OCCURRING PRIOR TO CLOSING, THAT SELLER OR OTHER PRIOR OWNER MAY BE HELD PARTLY OR WHOLLY LIABLE FOR THE MATTER IN QUESTION.
(f)BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

/s/ JPL	/s/ LC
BUYER’S INITIALS	SELLER’S INITIALS
ARTICLE VIII
TITLE AND PERMITTED EXCEPTIONS
Section 8.1. Title Insurance and Survey. Buyer has ordered title commitments and surveys with respect to the Properties and has delivered copies thereof to Seller prior to the Effective Date. On the Closing Date and subject to the terms and conditions of this Agreement, Seller’s fee simple interest in the Property shall be sold and conveyed to Buyer, and Buyer agrees to purchase Seller’s fee simple interest in the Property subject only to the Permitted Exceptions and the provisions of this Article VIII.
Section 8.2. Title Commitment; Survey. Except as expressly set forth in Section 8.3(a), all title exceptions and matters set forth in the Title Commitment and on the Survey shall be deemed Permitted Exceptions and are hereby approved by Buyer. Buyer is solely responsible for obtaining any updated title commitments, surveys, or any other title related matters Buyer desires with respect to the Property.
Section 8.3.    Certain Exceptions to Title; Inability to Convey.
(a)If Buyer receives any revision or update to the Title Commitment or Survey after the Effective Date, it shall provide Seller with a copy thereof within two (2) Business Days after receipt by Buyer. If any such revision or update discloses exceptions to title that (x) are not Permitted Exceptions and (y) would have a material adverse effect on the use, operation or value of the Property (taken as a whole) (such event, a “Title Defect”), then Buyer shall have the right to raise such Title Defect with Seller by delivering written notice describing such Title Defect (each a “Title Defect Notice”) no later than five (5) Business Days from the date Buyer obtains knowledge of such Title Defect. If Buyer fails to timely deliver a Title Defect Notice, Buyer shall be deemed to have waived such Title Defect and such Title Defect shall be deemed to be a Permitted Exception. Seller may elect (but shall not be obligated) to remove or cause to be removed, or insured over (in a manner reasonably acceptable to Buyer) at its expense, any title matters which are not Permitted Exceptions as set forth in a Title Defect Notice, and shall be entitled to a reasonable adjournment of the Closing (not to exceed sixty (60) days) for the purpose of such removal or cure, which removal or cure will be deemed effected by the issuance of title insurance eliminating or insuring against the effect of such title matter. If Seller fails to cure or elects not to cure (or otherwise remove or have insured over by the Title Company) any Title Defect set forth in a Title Defect Notice and fee title to the Property at Closing is not otherwise subject only to Permitted Exceptions, Buyer may elect, as its sole and exclusive remedy therefore, either to (x) terminate this Agreement by giving written notice to Seller and Escrow Agent, in which event the Earnest Money shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for those obligations which expressly survive the termination of this Agreement, or (y) waive such Title Defects, in which event such Title Defects shall be deemed Permitted Exceptions and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price. Notwithstanding anything in this Agreement to the contrary, Seller shall be obligated at Closing to cause the release or discharge of (i) any Voluntary Encumbrance caused or created by Seller on or after the Effective Date (each, a “Post-Effective Date Voluntary Encumbrance”), (ii) any Existing Mortgage, (iii) any delinquent real property taxes or delinquent assessments against the Property, (iv) any mechanic’s lien relating to work authorized by Seller (but not any work performed or authorized by or on behalf of any Tenant) and (v) any other lien encumbering the Property that is not a Permitted Exception that may be removed by the payment of a sum of money (each, a “Monetary Encumbrance”), provided, Seller shall not be obligated to spend more than $2,500,000.00 in the aggregate with respect to any Monetary Encumbrances (the “Monetary Encumbrance Cap”). If a Post-Effective Date Voluntary Encumbrance or Monetary Encumbrance is bonded over by Seller or others at or prior to the Closing or if Seller escrows sufficient funds with the Title Company or provides an indemnity acceptable to the Title

Company such that it is omitted from the Title Policy (or is otherwise insured over by the Title Company), then Seller shall be deemed to have satisfied the provisions of the prior sentence and caused the release of such Post-Effective Date Voluntary Encumbrance or Monetary Encumbrance. Notwithstanding the foregoing, in the event the amount to cure Monetary Encumbrances exceeds the Monetary Encumbrance Cap, and Seller declines to cure said Monetary Encumbrances, then Buyer may either (1) waive the requirement that Seller cure the Monetary Encumbrances and proceed to Closing, or (2) terminate this Agreement relative only to the affected individual Property upon written notice to Seller, in which event the Purchase Price shall be reduced by the Allocated Asset Value of the affected individual Property as shown on Schedule 2.2(a) and, if applicable, the Capital Improvements Credit shall be reduced in accordance with the provisions of and in the amount shown on Schedule 2.2(a) with respect to the affected individual Property. In the event Buyer sends a notice of termination pursuant to the immediately preceding sentence, Seller shall have five (5) days from receipt of such termination notice to elect to cure such Monetary Encumbrances in its sole and absolute discretion. In the event Seller does not respond to such termination notice or affirmatively declines again to cure such Monetary Encumbrances, this Agreement shall terminate with respect to the affected individual Property only and Buyer shall receive a return of a pro-rata portion of the Earnest Money based on the percentage of Allocated Asset Value of the affected individual Property to the whole of the Purchase Price. The parties acknowledge and agree that Seller shall have the right to apply or cause Escrow Agent to apply all or any portion of the Purchase Price to cause the release of any Post-Effective Date Voluntary Encumbrance, any Existing Mortgage or any Monetary Encumbrance, as applicable.
(b)Except as expressly set forth in Section 8.3(a), nothing contained in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall Buyer have any right of action against Seller, at law or in equity, for the Property not being subject only to the Permitted Exceptions at Closing.
Section 8.4.    Buyer’s Right to Accept Title.
(a)Notwithstanding the foregoing provisions of this Article VIII, Buyer may, by written notice given to Seller at any time prior to the earlier of (x) the Closing Date and (y) the termination of this Agreement, elect to accept the condition of title to the Property, notwithstanding the existence of any Title Defect. In such event, this Agreement shall remain in effect and the parties shall proceed to Closing, but Buyer shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind, or any claim or right of action against Seller for damages or otherwise by reason of the existence of any Title Defect.
(b)Buyer shall be entitled to request that the Title Company provide an ALTA extended coverage policy (instead of a CLTA standard coverage policy), endorsements (or amendments) to the Title Policy, or a lender’s title insurance policy (collectively, “Additional Coverage”) as Buyer may reasonably require, provided that (i) such Additional Coverage shall be at no cost to, and shall impose no additional liability or obligation on, Seller, (ii) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such Additional Coverage and, if Buyer is unable to obtain such Additional Coverage, Buyer shall nevertheless be obligated to proceed to close the transactions contemplated by this Agreement without reduction of or set off against the Purchase Price, and (iii) the Closing shall not be delayed as a result of Buyer’s request hereunder.
Section 8.5. Cooperation. In connection with obtaining the Title Policy, Buyer and Seller, as applicable, and to the extent requested by the Title Company, shall deliver to the Title Company (a) evidence sufficient to establish (i) the legal existence of Buyer and Seller and (ii) the authority of the respective signatories of Seller and Buyer to bind Seller and Buyer, as the case may be, and (b) a certificate of good standing of Buyer and Seller. In addition, Seller will deliver to the Title Company at Closing, if and to the extent requested by Title Company, an owner’s title affidavit substantially in the form attached hereto as Exhibit I (the “Title Affidavit”).
ARTICLE IX
TRANSACTION COSTS; RISK OF LOSS
Section 9.1.    Transaction Costs.
(a)Buyer and Seller agree to comply with all real estate transfer and recordation tax laws applicable to the sale of the Assets. At Closing, Seller shall pay or cause to be paid (i) all state, county, municipal and/or city transfer taxes due and payable in connection with the conveyance of the Property pursuant to this Agreement, if any, (ii) all of the premiums associated with the standard coverage portion of the Title Policy and (iii) one-half (1/2) of all escrow charges. At Closing, Buyer shall pay (A) all costs associated with the Additional Coverage portions of the Title Policy (including premiums, endorsement and search costs, update charges and other title charges related to the increase in coverage), if any, (B) any recording fees other than the costs in connection with discharging any Post-Effective Date Voluntary Encumbrances, the Existing Mortgage and Monetary Encumbrances (subject to the provisions of Section 8.3(a)) that are the obligation of Seller hereunder, (C) one-half (1/2) of all escrow charges, (D) all fees, costs or expenses in connection with Buyer’s due diligence reviews and analyses hereunder, (E) the cost of any update or recertification of the Survey and any zoning reports ordered by or on behalf of Buyer and (F) all costs associated with Buyer’s debt and equity financing, including documentary stamp tax and intangible tax on any mortgage of the Property by Buyer. Any other transaction costs shall be paid by Buyer and Seller, as applicable, in accordance with local custom for the Property. Seller and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals.
(b)Each party to this Agreement shall indemnify the other party hereto and its respective successors and assigns from and against any and all Losses which such other party may sustain or incur as a result of the failure of either party to timely pay any of the aforementioned taxes, fees or other charges for which it has assumed responsibility under this Section 9.1. The provisions of this Section 9.1 shall survive the Closing or the termination of this Agreement indefinitely.
Section 9.2.    Risk of Loss.

(a)Following the Effective Date and until the Closing Date or earlier termination of this Agreement, if the Property or any portion thereof shall be (i) damaged or destroyed by fire or other casualty or (ii) taken as a result of any condemnation or eminent domain proceeding, Seller shall notify Buyer and, at Closing, Seller will credit against the Purchase Price payable by Buyer at the Closing an amount equal to the net proceeds (other than on account of business or rental interruption relating to the period prior to Closing), if any, received by Seller as a result of such casualty or condemnation, together with a credit for any deductible under such insurance (provided that the amount of the credit for the deductible shall not be more than the amount by which (x) the cost as of the Closing Date to repair the damage is greater than (y) the insurance proceeds (less the deductible) and coverage to be assigned to Buyer), less any amounts spent by Seller prior to Closing to restore the Property. If as of the Closing Date, Seller has not received any such insurance or condemnation proceeds, then the parties shall nevertheless consummate on the Closing Date the conveyance of the Assets (without any credit for such insurance or condemnation proceeds except for a credit for any deductible under such insurance as provided for herein) and Seller will at Closing assign to Buyer all rights of Seller, if any, to the insurance or condemnation proceeds (other than on account of business or rental interruption relating to the period prior to Closing) and to all other rights or claims arising out of or in connection with such casualty or condemnation.
(b)Notwithstanding the provisions of Section 9.2(a), following the Effective Date and until the Closing Date or earlier termination of this Agreement, if the Property or any portion thereof shall be (i) damaged or destroyed by a Material Casualty or (ii) subject to a Material Condemnation, Buyer shall have the right, exercised by written notice to Seller no more than seven (7) Business Days after Buyer has received notice of such Material Casualty or Material Condemnation, to terminate this Agreement with respect to the affected individual Property only, (1) the Purchase Price shall be reduced by the Allocated Asset Value of the affected individual Property, (2) if applicable, the Capital Improvements Credit shall be reduced in accordance with the provisions of and in the amount shown on Schedule 2.2(a) and (3) neither party hereto shall have any further rights or obligations hereunder with respect to the affected individual Property other than those which expressly survive the termination of this Agreement. If Buyer fails to timely terminate this Agreement with respect to the affected individual Property in accordance with this Section 9.2(b), the provisions of Section 9.2(a) shall apply.
(c)Except as specifically provided in Section 5.4 or Section 9.2(b), in no event shall Buyer have the right to terminate this Agreement as a result of any casualty or condemnation. Buyer’s rights and remedies shall be limited to the provisions of this Section 9.2 notwithstanding anything to the contrary contained in any Applicable Law.
(d)Notwithstanding the foregoing and subject to Section 9.2(a), Buyer and Seller hereby agree that any insurance claims, insurance proceeds or other recoveries payable in connection with a casualty occurring prior to the Closing Date which has been fully repaired shall be Excluded Assets and shall be retained by or paid to Seller and Seller may take any action it deems desirable or necessary to collect same. If any such proceeds or recoveries are received by Buyer, Buyer shall promptly deliver the same to Seller.
(e)The provisions of this Section 9.2 shall survive the Closing.

ARTICLE X
ADJUSTMENTS
Unless otherwise provided below, the following are to be adjusted and prorated between Seller and Buyer as of 11:59 P.M. on the day preceding the Closing, based upon a 365-day year, with Buyer being deemed to be the owner of the Assets during the entire day of the Closing Date and being entitled to receive all operating income of the Assets, and being obligated to pay all operating expenses of the Assets, with respect to the Closing Date and the net amount thereof under this Article X shall be added to (if such net amount is in Seller’s favor) or deducted from (if such net amount is in Buyer’s favor) the Purchase Price payable at Closing:
Section 10.1. Fixed Rents and Additional Rents.
(a)All fixed rents (collectively, “Fixed Rents”) and Additional Rent (as hereinafter defined; Fixed Rents and Additional Rent being together referred to herein as “Rents”) paid by Tenants in connection with the Tenants’ occupancy of the Property, security deposits (except as hereinafter provided) and other tenant charges shall be prorated. Seller shall deliver or provide a credit in an amount equal to all prepaid Rents for periods from and after the Closing Date and all refundable cash security deposits (to the extent the foregoing were made by Tenants and are not applied in accordance with the applicable Space Lease or forfeited prior to the Closing) as set forth on Schedule 10.1, to Buyer on the Closing Date. In the event that (i) Schedule 10.1 discloses any Space Leases for which Seller is holding a larger security deposit or letter of credit, as applicable, than is required pursuant to the terms of the applicable Space Lease, and (ii) prior to Closing, a Tenant requests a refund of such larger security deposit, or posts a replacement letter of credit in a lower amount, as applicable and in accordance with the terms of the applicable Space Lease, Seller shall be permitted to refund such security deposit or accept such replacement letter of credit (and return the existing letter of credit) without Buyer’s consent (each, a “Permitted SD Replacement”), and, in such event, Seller shall only provide a credit for, or deliver, such Permitted SD Replacement, as applicable. Seller shall also deliver to Buyer at Closing any original security deposits that are held in the form of letters of credit (the “SD Letters of Credit”) and completed transfer forms for the purpose of transferring such SD Letters of Credit to Buyer if the same are transferable, at Seller’s sole cost (including Seller’s payment of any third party transfer fees and expenses); if any of the SD Letters of Credit is not transferable, Seller shall request the Tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof and in the event such a new letter of credit is not issued in favor of Buyer by Closing, Seller shall diligently pursue such replacement after Closing and Seller shall take all reasonable action, as directed by Buyer in writing and at Buyer’s expense, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Space Lease, and in consideration of Seller’s agreement as aforesaid, Buyer shall indemnify, defend and hold Seller harmless from any liability, damage, loss, cost or expense resulting from an alleged wrongful drawing upon any of the SD Letters of Credit after the Closing. A list of the unapplied tenant security deposits held by Seller under the Space Leases as of the Effective Date is set forth on Schedule 10.1. Rents that are delinquent (or payable but unpaid) as of the Closing Date shall not be prorated on the Closing Date. At Closing, Seller shall deliver to Buyer a schedule of all such delinquent or payable but unpaid Rents (if any). Buyer shall in good faith use commercially reasonable efforts to pursue the collection of such past due Rents after the Closing Date (but Buyer shall not be required to litigate with or evict any Tenant in connection with the recovery of such delinquencies and other unpaid amounts). To the extent Buyer receives payment of Rents (or income in connection with other tenant charges) on or after the Closing Date, such payments shall be applied (1) first toward the Rent (or other tenant charge) for the month in which the Closing occurs, (2) second to the Rent (or other tenant charges) owed to Buyer in connection with the applicable Space Lease or other document for which such payments are received; provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided, and (3) third to any delinquent rents (or other tenant charges) owed to Seller, with Seller’s share thereof being promptly delivered to Seller. Buyer may not waive any delinquent (or unpaid) rents or modify a Space Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller’s written consent. Seller hereby reserves the right to pursue any remedy for damages against any Tenant owing delinquent rents and any other amounts to Seller (including, without limitation, the prosecution of one or more lawsuits, but shall not be entitled to terminate any Space Lease or any Tenant’s right to possession), provided that Seller shall not exercise any such remedy for a period of two (2) months after the Closing except in connection with the recovery from Tenants of taxes or assessments relating to any period prior to the Closing Date (the “Pre-Closing Collection Remedies”). Buyer shall reasonably cooperate with Seller, at no material out-of-pocket cost to Buyer, in any collection efforts hereunder, including Seller’s Pre-Closing Collection Remedies, but shall not be required to litigate or declare a default under any Space Lease. With respect to delinquent or other uncollected rents and any other amounts or other rights of any kind respecting Tenants who are no longer Tenants of the Property as of the Closing Date, Seller shall retain all of the rights relating thereto. For the purposes of this Section 10.1, the term “Additional Rent” shall mean amounts payable under any Space Lease for (A) so-called common area maintenance or “CAM” charges, and (B) so-called “escalation rent” or additional rent based upon increases in real estate taxes or operating expenses or labor costs or cost of living or porter’s wages or insurance or other expenses of the Assets or otherwise and to the extent that a Space Lease provides for base year amounts for operating expenses or taxes, such base year amounts shall be prorated in determining Additional Rent with respect to such Space Lease. As to any Additional Rent in respect of an accounting period that shall have expired prior to the Closing, but which is payable after the Closing, Buyer shall pay the entire amount over to Seller upon Buyer’s receipt thereof. Buyer shall use commercially reasonable efforts to pursue the collection of such past due Additional Rent after the Closing Date (but Buyer shall not be required to litigate in connection with the recovery from Tenants of such delinquencies or other unpaid amounts). The provisions of this Section 10.1(a) shall survive the Closing.
(b)In order to enable Buyer to make any year-end reconciliations of tenant reimbursements of Additional Rent for the year in which the Closing takes place after the end thereof, Seller shall determine the amount actually paid or incurred by Seller in connection with the expenses used to calculate the Additional Rent for the portion of the year of Closing during which Seller owned the Property (“Seller’s Actual Reimbursable Tenant Expenses”) and the Additional Rent for such actually paid to Seller by Tenants for the portion of the year in which Closing occurs during which Seller owned the Property (“Seller’s Actual Tenant Reimbursements”). On or before the date that is ninety (90) days after the Closing Date, Seller shall deliver to Buyer a reconciliation statement (“Seller’s Reconciliation Statement”) setting forth (i) Seller’s Actual Reimbursable Tenant Expenses, (ii) Seller’s Actual Tenant Reimbursements, and (iii) a calculation of the difference, if any, between the two (i.e., establishing that Seller’s Actual Reimbursable Tenant Expenses were either more or less than or equal to Seller’s Actual Tenant Reimbursements). As soon as is reasonably practical, but in no event later than May 31, 2027, Buyer shall prepare for Seller’s review and approval a reconciliation of Additional Rent for the calendar year 2026. Upon completion of an approved reconciliation of Additional Rent for the calendar year 2026, Buyer shall invoice and diligently pursue collection from the Tenants any outstanding Additional Rent and where appropriate, credit the Tenant any overpaid Additional Rent. Promptly after receipt by Buyer of any such outstanding amounts from the Tenants, Buyer shall forward to Seller the portion of such amounts relating to the calendar year 2026 prior to the Closing Date. Within thirty (30) days after completion of an approved reconciliation of Additional Rent for the calendar year 2026, to the extent applicable, Seller shall pay to Buyer the portion of any proper credit due the Tenants relating to the calendar year 2026 prior to the Closing Date. Buyer and Seller shall each act reasonably with respect to the reconciliation of Additional Rent set forth above.
(c)Seller shall be responsible for the reconciliation with Tenants of Additional Rent and Tenant reimbursements thereof for any calendar year prior to the year in which the Closing takes place. If the amount of Tenant reimbursements collected by Seller for such prior years is less than the amount of costs paid by Seller for such period in connection with the expenses used to calculate the Additional Rent (or less than the amount that Seller is entitled to recover under the terms of the Space Leases), then Seller shall be entitled to bill such Tenants directly and retain any such amounts due from Tenants. If the amount of Tenant reimbursements collected by Seller for such prior calendar year exceeds the amount of costs paid by Seller with respect to such period (or the amount that Seller is entitled to recover under the terms of the Space Leases), then, to the extent required under the terms of the Space Leases, Seller shall remit such excess amounts to the applicable Tenants. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Space Leases and all billings concerning Tenant reimbursements for such prior years, and Buyer covenants and agrees to provide Seller with reasonable access to the books and records pertaining to such Tenant reimbursements, and to otherwise cooperate with Seller (at no material out-of-pocket cost to Buyer) for the purpose of enabling Seller to adequately respond to any claim by Tenants for reimbursement of Tenant reimbursements previously paid by such Tenants. The provisions of this Section 10.1(c) shall survive the Closing.
Section 10.2. Taxes and Assessments. All real estate and personal property taxes and assessments with respect to the Property (other than any such real estate and personal property taxes which are directly paid by Tenant to the appropriate taxing authority pursuant to a Space Lease for which no adjustment shall be made) for the current year shall be prorated between Seller and Buyer as of the Closing Date (on the basis of the actual number of days elapsed over the applicable period). In no event shall Seller be charged with or be responsible for any increase in the taxes on the Assets resulting from the sale of the Assets contemplated by this Agreement, any change in use of the Assets or Property on or after the Closing Date, or any improvements made or leases entered into on or after the Closing Date. If any assessments on the Assets or Property are payable in installments, then the installment allocable to the period in which the Closing occurs shall be prorated (with Buyer being allocated the obligation to pay any installments due on or after the Closing Date).
Section 10.3. Capital Projects. At Closing, (i) Buyer shall reimburse Seller for all Buyer Project Costs which Buyer is required to pay to Seller in accordance with Section 3.4(g)(i) above and (ii) Seller shall provide a credit to Buyer with respect to any Seller Paid Capital Project that Buyer is assuming at Closing in accordance with Section 3.4(g)(ii).
Section 10.4. Utility Charges. Buyer shall, to the extent necessary, transfer all utilities at the Property to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall use commercially reasonable efforts to cause all utility meters to be read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date; provided that if any such deposit is transferred to Buyer at Closing, Seller shall receive a credit at Closing in the amount of such deposit.
Section 10.5. Additional Capital Improvements. Buyer shall receive a credit from Seller at the Closing in the amount of $25,000,000.00 (the “Capital Improvements Credit”) with respect to certain capital improvements at the Properties, which amount shall be allocated amongst the Properties as shown on Schedule 2.2(a).
Section 10.6. Additional Credits.
(a)Seller will receive a credit from Buyer at Closing in the amount of $500,000.00 if the condition set forth on Schedule 10.6 is satisfied at or prior to Closing.
(b)Buyer shall receive a credit from Seller at Closing in the amount of $20,000.00 for the additional interest and fees charged by Buyer’s bank for funding the Earnest Money on an expedited basis.
Section 10.7. Leasing Costs.
(a)Seller shall be responsible for all Leasing Costs that are payable by reason of (i) the execution of a Space Lease prior to the Leasing Costs Cut-Off Date, (ii) the exercise of a renewal, extension or expansion option under, a Space Lease, which exercise occurred prior to the Leasing Costs Cut-Off Date, and (iii) amendments to a Space Lease entered into prior to the Leasing Costs Cut-Off Date (collectively, “Seller’s Leasing Costs”). If the Closing occurs, Buyer shall be responsible for the payment (or, in the case of any amounts payable prior to Closing, the reimbursement to Seller) of (A) all Leasing Costs that become due and payable (whether before or after Closing) as a result of (1) any Space Lease entered into by Seller on or after the Leasing Costs Cut-Off Date in accordance with the terms of this Agreement (to the extent applicable), (2) amendments to a Space Lease entered into on or after the Leasing Costs Cut-Off Date in accordance with this Agreement (to the extent applicable), and (3) the exercise of any renewals, extensions or expansions of any Space Leases, which exercise of the applicable renewal, extension or expansion term occurred on or after the Leasing Costs Cut-Off Date; and (B) all Leasing Costs that become due and payable as a result of the execution of a Space Lease or the execution of an amendment to a Space Lease or as a result of renewals, extensions, expansions, or the exercise of any other option under a Space Lease, in each case, occurring on or after the

Closing Date (collectively, “Buyer’s Leasing Costs”). In addition, except as provided in Section 10.11, Buyer shall assume the economic effect of any “free rent” or other concessions pertaining to the period from and after the Closing Date and Buyer shall not receive a credit to the Purchase Price from Seller with respect to any “free rent” or other concessions. If, as of the Closing Date, Seller shall have paid any Leasing Costs which are Buyer’s Leasing Costs, Buyer shall reimburse Seller therefor at Closing. Seller shall pay (or cause to be paid) prior to Closing or credit Buyer at Closing (to the extent unpaid), all Leasing Costs that remain unpaid or outstanding as of the Closing Date which are Seller’s Leasing Costs (and in the event Seller credits Buyer at Closing for any such unpaid Seller’s Leasing Costs, Buyer shall indemnify, defend, and hold Seller and the Seller-Related Entities harmless from and against any Losses arising out of or resulting from Buyer’s failure to pay such Seller’s Leasing Cost to the applicable Tenant or other third party when due) and, subject to the reimbursement obligations set forth above, Seller shall pay (or cause to be paid) when due all Leasing Costs payable after the Effective Date and prior to Closing.
Section 10.8. Assumed Contracts. Amounts due under the Assumed Contracts with Buyer to receive a credit at Closing for any amounts unpaid and attributable for the period prior to the Closing Date (in which case Buyer shall be responsible for the payment of any such amounts after Closing) and Seller to receive a credit at Closing for any amounts previously paid and attributable to the period on and following the Closing Date.
Section 10.9. Miscellaneous. If applicable, all owner’s association or similar fees and assessments due and payable with respect to the Property with respect to the year in which the Closing occurs shall be adjusted and prorated based on the periods of ownership by Seller and Buyer during such year.
Section 10.10. Other Adjustments. If applicable, the Purchase Price shall be adjusted at Closing to reflect the adjustment of any other item which, under the explicit terms of this Agreement, is to be apportioned at Closing. Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Property are located, shall be prorated as applicable.
Section 10.11. Free Rent Credit. Buyer shall receive a credit from Seller at the Closing for the amount of the Free Rent Credit, without duplication of other amounts prorated hereunder.
Section 10.12. Associations. If applicable, all property association fees, condominium fees or similar fees and assessments due and payable with respect to the Property with respect to the year in which the Closing occurs shall be adjusted and prorated based on the periods of ownership by Seller and Buyer during such year.
Section 10.13. Re-Adjustment. In the event any prorations or apportionments made under this Article X shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within one (1) year after Closing (subject to extension solely as necessary due to the unavailability of final information but in no event to exceed two (2) years after Closing). The obligations of Seller and Buyer under this Article X shall survive the Closing for two (2) years.
ARTICLE XI
INDEMNIFICATION
Section 11.1. Indemnification by Seller. Following the Closing and subject to Section 11.3, Section 11.4, Section 11.5 and Section 11.7, Seller shall indemnify and hold Buyer and its Affiliates, members, partners, shareholders, officers and directors (collectively, the “Buyer-Related Entities”) harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by Buyer and any such Buyer-Related Entities in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or resulting from, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document and (b) any breach of any covenant of Seller contained in this Agreement or in any Closing Document that expressly survives the Closing.
Section 11.2. Indemnification by Buyer. From and after the Closing and subject to Section 11.4 and Section 11.5, Buyer shall indemnify and hold Seller and its Affiliates, members, partners, shareholders, officers and directors (collectively, the “Seller-Related Entities”) harmless from any and all Losses suffered or incurred by Seller and any Seller-Related Entities in connection with any Losses arising out of, or in any way resulting from, (a) any breach of any representation or warranty by Buyer contained in this Agreement or in any Closing Document and (b) any breach of any covenant of Buyer contained in this Agreement or in any Closing Document that expressly survives the Closing.
Section 11.3. Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Buyer or any Buyer-Related Entities under Section 11.1 unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 exceeds the Basket Limitation and, in such event, Seller shall be responsible from the first dollar, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 exceed in the aggregate the Cap Limitation (provided that Seller’s obligations under Article X with respect to prorations and adjustments and Seller’s obligations under Section 14.2 with respect to the brokers shall not be subject to the Basket Limitation or the Cap Limitation), and (c) in the event any representation, warranty, or covenant of Seller contained in this Agreement is, to Buyer’s Knowledge, inaccurate or incomplete or, to Buyer’s Knowledge, Seller has breached any of its representations, warranties or covenants contained herein (a “Buyer Waived Breach”) after the Effective Date but prior to the Closing, and Buyer nonetheless proceeds with and consummates the Closing, then Buyer and any Buyer-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article XI for, or any other claim or cause of action under this Agreement, whether at law or in equity, on account of, any such Buyer Waived Breach.
Section 11.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents that expressly survive the Closing (the “Surviving

Obligations”) shall survive for a period of nine (9) months after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement. No action or proceeding with respect to the Surviving Obligations shall be valid or enforceable, whether at law or in equity, if a legal proceeding is not commenced on or before the date which is nine (9) months following the Closing Date. Notwithstanding anything to the contrary in this Agreement or in any Closing Document, Seller’s representation and warranty set forth in Section 3.2(h) shall terminate and be of no further force and effect at Closing and after Closing Buyer shall have no right to make any claim against Seller for any breach thereof.
Section 11.5. Notification. In the event that any indemnified party (the “Indemnified Party”) becomes aware of any claim or demand for which an indemnifying party (an “Indemnifying Party”) may have liability to such Indemnified Party hereunder (an “Indemnification Claim”), such Indemnified Party shall promptly, but in no event more than thirty (30) days following such Indemnified Party’s having become aware of such Indemnification Claim, notify the Indemnifying Party in writing of such Indemnification Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such Indemnification Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto.
Section 11.6. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any Surviving Obligation shall be the indemnifications provided for under this Article XI, except as it relates to prorations obligations under Article X and the indemnification obligations under Section 9.1, Section 14.2 and Section 14.20.
Section 11.7. Damages. In no event shall Buyer or any Buyer-Related Entity be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Seller. In no event shall Seller or Seller-Related Entity be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Buyer.
Section 11.8. Survival. The provisions of this Article XI shall survive the Closing.
ARTICLE XII
PROCEEDINGS
Section 12.1. Prosecution and Settlement of Tax Proceedings. Seller shall have the right to initiate, continue to prosecute and/or settle any tax reduction proceedings (including, but not limited to, administrative and/or judicial proceedings or appeals and/or Proposition 13 reassessment proceedings) in respect of the Property, relating to any period of the Seller’s ownership of the Property; provided, however, that Seller shall not settle any tax reduction proceedings in respect of the Property relating to the fiscal year in which the Closing occurs without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. Buyer shall reasonably cooperate, at no material cost, with Seller in connection with the prosecution and/or settlement of any such tax reduction proceedings.

Section 12.2. Application of Tax Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings on account of taxes allocable to the period prior to the Closing Date shall belong to and be the property of Seller, and any refunds or savings in the payment of taxes on account of taxes allocable to the period from and after the Closing Date shall belong to and be the property of Buyer; provided, however, that if any such refund creates an obligation to reimburse any Tenants for any rents or Additional Rent paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in the Space Lease to such Tenant) shall, at Seller’s election, either (a) be paid to Buyer and Buyer shall disburse the same to such Tenants or (b) be paid by Seller directly to the Tenants entitled thereto. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Seller and Buyer in proportion to the gross amount of such refunds or savings payable to Seller and Buyer, respectively (without regard to any amounts reimbursable to Tenants); provided, however, that neither Seller nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding.
Section 12.3.    Survival. The provisions of this Article XII shall survive the Closing.
ARTICLE XIII
DEFAULT
Section 13.1.    Buyer’s Default; Failure of Conditions.
(a)This Agreement may be terminated by Seller prior to the Closing if (i) any of the conditions precedent to Seller’s obligations set forth in Section 5.1 have not been satisfied or waived by Seller on or prior to the Closing Date or (ii) there is a material breach or default by Buyer in the performance of any of its obligations under this Agreement of which Seller has provided Buyer written notice and which Buyer has failed to cure within fifteen (15) Business Days of such notice (but in all events such material breach or default is not cured prior to the Closing Date, if earlier), provided that Buyer shall not be entitled to such notice and opportunity to cure for failure to deposit the Earnest Money, pay the Purchase Price, deliver the documents as required pursuant to Section 6.1 or acquire the Assets on the Closing Date; provided that Seller may not terminate this Agreement if, on the Closing Date, there exists a default by Seller under this Agreement.
(b)In the event this Agreement is terminated pursuant to Section 13.1(a)(i) (except for a failure of the condition precedent set forth in Section 5.1(a)), this Agreement shall be null and void and of no further force or effect and neither Seller nor Buyer shall have any further rights or obligations under this Agreement, other than those which expressly survive such termination; provided that, notwithstanding such termination, the Escrow Agent shall, subject to Section 14.5, remain obligated to disburse immediately the Earnest Money to Buyer.
(c)IN THE EVENT SELLER TERMINATES THIS AGREEMENT PURSUANT TO SECTION 13.1(A)(II) OR DUE TO A FAILURE OF THE CONDITION PRECEDENT SET FORTH IN SECTION 5.1(A), THIS AGREEMENT SHALL BE NULL

AND VOID AND OF NO FURTHER FORCE OR EFFECT AND NEITHER SELLER NOR BUYER SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT, OTHER THAN THOSE WHICH EXPRESSLY SURVIVE SUCH TERMINATION; PROVIDED THAT, NOTWITHSTANDING SUCH TERMINATION, THE ESCROW AGENT SHALL, SUBJECT TO SECTION 14.5, REMAIN OBLIGATED TO DISBURSE THE EARNEST MONEY TO SELLER. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT IT WOULD BE IMPRACTICAL AND/OR EXTREMELY DIFFICULT TO FIX OR ESTABLISH THE ACTUAL DAMAGE SUSTAINED BY SELLER AS A RESULT OF SUCH DEFAULT OR BREACH BY BUYER AND AGREE THAT THE EARNEST MONEY IS A REASONABLE APPROXIMATION THEREOF. ACCORDINGLY, IN THE EVENT THAT SELLER TERMINATES THIS AGREEMENT PURSUANT TO SECTION 13.1(A)(II) OR SECTION 13.1(A)(III), THE EARNEST MONEY SHALL CONSTITUTE AND BE DEEMED TO BE THE AGREED AND LIQUIDATED DAMAGES OF SELLER, AND SHALL BE PAID BY THE ESCROW AGENT TO SELLER AS SELLER’S SOLE AND EXCLUSIVE REMEDY HEREUNDER; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT LIMIT BUYER’S OBLIGATION TO PAY TO SELLER ALL ATTORNEY’S FEES AND COSTS OF SELLER TO ENFORCE THE PROVISIONS OF THIS SECTION 13.1. BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT THE PAYMENT OF THE EARNEST MONEY AS LIQUIDATED DAMAGES IS NOT INTENDED    AS    A FORFEITURE    OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE (“CCC”) SECTIONS 3275 OR 3369, AND THAT DUE TO THE NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX SELLER’S ACTUAL DAMAGES IF SUCH A DEFAULT OR BREACH OCCURS AND THAT THEREFORE THE EARNEST MONEY SHALL BE PRESUMED TO BE THE AMOUNT OF DAMAGES SELLER WOULD SUSTAIN BY REASON OF SUCH A DEFAULT OR BREACH AND REPRESENTS A REASONABLE ESTIMATE OF THOSE DAMAGES PURSUANT TO CCC SECTIONS 1671 THROUGH 1681.

/s/ JPL	/s/ LC
BUYER’S INITIALS	SELLER’S INITIALS
Section 13.2. Seller’s Default; Failure of Conditions.
(a)This Agreement may be terminated by Buyer prior to the Closing if (i) any of the conditions precedent to Buyer’s obligations set forth in Section 5.2 have not been satisfied or waived by Buyer on or prior to the Closing Date or (ii) there is a material breach or default by Seller in the performance of its obligations under this Agreement of which Buyer has provided Seller written notice and which Seller has failed to cure within fifteen (15) Business Days of such notice (but in all events such material breach or default is not cured prior to the Closing Date, if earlier), provided that Seller shall not be entitled to such notice and opportunity to cure for failure to cause the sale of the Assets on the Closing Date; provided that Buyer may not terminate this Agreement if, on the Closing Date, there exists a default by Buyer under this Agreement.

(b)Upon termination of this Agreement by Buyer pursuant to Section 13.2(a)(i), (x) this Agreement shall be null and void and of no further force or effect and(y) as Buyer’s sole and exclusive remedy, the Escrow Agent shall, subject to Section 14.5, disburse the Earnest Money to Buyer, and upon such disbursement Seller and Buyer shall have no further rights or obligations under this Agreement, except for those which expressly survive such termination.
(c)In the event of a material default by Seller as described in Section 13.2(a)(ii) beyond applicable cure periods, Buyer, at its option, as its sole and exclusive remedy, may either (i) terminate this Agreement, direct the Escrow Agent to deliver and the Escrow Agent shall, subject to Section 14.5, disburse the Earnest Money to Buyer, and Seller shall reimburse Buyer for Buyer’s actual, reasonable, third-party out of pocket expenses (not to exceed $500,000 in the aggregate) at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination or (ii) seek to specifically enforce the terms and conditions of this Agreement; provided that such specific enforcement action must be initiated no later than sixty (60) days following such default by Seller.
ARTICLE XIV
MISCELLANEOUS
Section 14.1. Exculpation.
(a)Notwithstanding anything to the contrary contained herein, Seller’s shareholders, partners, members, the partners or members of such partners or members, the shareholders of such partners or members, and the trustees, officers, directors, employees, agents and security holders of Seller and the partners or members of Seller assume no personal liability for any obligations entered into on behalf of Seller and its individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Seller under this Agreement. The provisions of this Section 14.1(a) shall survive the Closing or any termination of this Agreement.
(b)Notwithstanding anything to the contrary contained herein, Buyer’s shareholders, partners, members, the partners or members of such partners or members, the shareholders of such partners or members, and the trustees, officers, directors, employees, agents and security holders of Buyer and the partners or members of Buyer assume no personal liability for any obligations entered into on behalf of Buyer and their individual assets shall not be subject to any claims of any person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Buyer under this Agreement. The provisions of this Section 14.1(b) shall survive the Closing or any termination of this Agreement.
Section 14.2. Brokers.
(a)Seller represents and warrants to Buyer that it has dealt with no broker, salesperson, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than CBRE (“Broker”). Seller shall be responsible for the payment of any commission or fee due to Broker in connection with the subject transaction pursuant to a separate agreement. Seller agrees to indemnify, protect, defend and hold Buyer and the Buyer-Related Entities harmless from and against all Losses resulting from Seller’s breach of the foregoing representation in this Section 14.2(a). The provisions of this Section 14.2(a) shall survive the Closing or any termination of this Agreement indefinitely.
(b)Buyer represents and warrants to Seller that it has dealt with no broker, salesperson, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than Broker. Buyer agrees to indemnify, protect, defend and hold Seller and the Seller-Related Entities harmless from and against all Losses resulting from Buyer’s breach of the foregoing representation in this Section 14.2(b). The provisions of this Section 14.2(b) shall survive the Closing or any termination of this Agreement indefinitely.
Section 14.3. Confidentiality; Press Release; IRS Reporting Requirements.
(a)Subject to the remaining provisions of this Section 14.3, Buyer and its Affiliates, shall hold as confidential all information disclosed in connection with the transaction contemplated hereby and concerning Seller, the Assets, this Agreement and the transactions contemplated hereby and shall not release any such information to third parties without the prior written consent of Seller, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement or other confidentiality agreements or written agreements between Seller or its Affiliates and Buyer or its Affiliates regarding the transactions contemplated by this Agreement), (ii) to Buyer’s partners, advisers, underwriters, analysts, employees, Affiliates, officers, directors, consultants, lenders, potential lenders, investors, potential investors, accountants, legal counsel, title companies or other advisors of any of the foregoing, provided that they are advised as to the confidential nature of such information and are instructed to maintain such confidentiality or (iii) to comply with any law, rule or regulation, including the disclosure and reporting obligations under relevant securities Laws. The foregoing shall supersede any prior confidentiality agreement that may have been entered into by the parties or their Affiliates, including Section 3(b) of the Access Agreement. The provisions of this Section 14.3(a) shall survive the Closing or the termination of this Agreement for a period of one (1) year; provided that, Buyer and its Affiliates shall not be restricted from disclosing information regarding the Assets (but not the Seller’s direct or indirect owners, this Agreement or the terms hereof or any financial metrics relating to the Assets, in each case other than in accordance with the remaining provisions of this Section 14.3) from and after Closing solely in connection with the operation of such Assets.
(b)Buyer shall not issue a press release or other public announcement with respect to this Agreement and the transactions contemplated hereby without the prior written consent of Seller and provided that the content of any such press release or public announcement shall be subject to the prior written consent of Seller.
(c)For the purpose of complying with any information reporting requirements or other rules and regulations of the IRS that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in Treasury Regulation Section 1.6045-4 and any successor version thereof (collectively, the “IRS Reporting Requirements”), Seller and Buyer hereby designate and appoint the Escrow Agent to act as the “Reporting Person” (as that term is defined in the IRS

Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Escrow Agent hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement. Without limiting the responsibility and obligations of the Escrow Agent as the Reporting Person, Seller and Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person.
(d)The provisions of this Section 14.3 shall survive the Closing or termination of this Agreement for a period of one (1) year.
Section 14.4. Escrow Provisions.
(a)The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any act or omission on its part, other than for its gross negligence or willful misconduct. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including attorneys’ fees and disbursements, incurred in connection with the performance of the Escrow Agent’s duties hereunder.
(b)The Escrow Agent has acknowledged its agreement to these provisions by signing this Agreement in the place indicated following the signatures of Seller and Buyer.
Section 14.5. Deposit Escrow Account.
(a)The Escrow Agent shall hold the Earnest Money in escrow in an interest-bearing bank account reasonably approved by Seller and Buyer (the “Deposit Escrow Account”). All investments of the Earnest Money shall be subject to the approval of Seller.
(b)The Escrow Agent shall hold the Earnest Money in escrow in the Deposit Escrow Account until the Closing or sooner termination of this Agreement and shall hold or apply such proceeds in accordance with the terms of this Section 14.5(b). Seller and Buyer understand that no interest is earned on the Earnest Money during the time it takes to transfer into and out of the Deposit Escrow Account. Buyer agrees and understands that in order to open an interest-bearing account, Buyer must provide to Escrow Agent a completed W-9 form acceptable to the Escrow Agent. At the Closing, the Earnest Money shall be paid by the Escrow Agent to, or at the direction of, Seller. If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of such amount, the Escrow Agent shall, within twenty-four (24) hours thereof give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection within five (5) Business Days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such five (5) Business Day period or if for any other reason the Escrow Agent in good faith shall elect not to make such payment, the Escrow Agent shall continue to hold such amount until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. However, the Escrow Agent shall have the right at any time to deposit the Earnest

Money with the clerk of the court of Los Angeles County. The Escrow Agent shall give written notice of such deposit to Seller and Buyer. Upon such deposit the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.
Section 14.6. Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.
Section 14.7. Assignment. This Agreement may not be assigned by Buyer without the prior written consent of Seller. Any transfer of direct or indirect interests in Buyer shall be deemed to be an assignment of this Agreement by Buyer. Notwithstanding the foregoing, Buyer may designate one or more Affiliates that are controlled by or are under common control with Buyer (such designee, a “Buyer Designee”) to which the Assets will be assigned at the Closing, provided that (i) Buyer shall continue to remain primarily liable under this Agreement notwithstanding any such designation and no such assignment or designation shall limit, abrogate or release Buyer’s obligations hereunder, including, without limitation, pursuant to Section 4.2 of this Agreement and (ii) any Buyer Designee must, as of the date of such designation and as of the Closing Date (x) be able to make the representations and warranties contained in Section 4.1 of this Agreement, (y) be able to comply with the covenants contained in this Agreement, and (z) agree to be subject to acceptable “know your customer” and OFAC searches to be conducted by Seller.
Section 14.8. Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement (provided the same do not increase (other than in a de minimis respect) the costs to, or liabilities or obligations of, such party in a manner not otherwise provided for in this Agreement). This Section 14.8 shall survive the Closing for ninety (90) days.
Section 14.9. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if (a) hand delivered, (b) sent by certified or registered United States mail, postage prepaid, return receipt requested, (c) sent by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) sent by electronic mail, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 14.9):
(a)To Seller:
c/o Rexford Industrial Realty, Inc.

11620 Wilshire Blvd, Suite 1000
Los Angeles, CA 90025
Attention: John Nahas and David Lanzer
Email: jnahas@rexfordindustrial.com and dlanzer@rexfordindustrial.com with copies thereof to:
Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626-1925
Attention: Hilary Strong and Bradley Helms
Email: Hilary.Strong@lw.com and Bradley.Helms@lw.com
(b)To Buyer:
Exeter 10545 Production, LLC
Five Radnor Corporate Center
100 Matsonford Road, Suite 250
Radnor, PA 19087
Attention: J. Peter Lloyd
Email: pete.lloyd@eqtpartners.com
with copies thereof to:
Murland Dainoff LLC
1447 York Road, Suite 606
Lutherville, MD 21093
Attention: Mark Graybeal, Esq. and Maria Bazakos, Esq.
Email: mgraybeal@murlanddainoff.com and mbazakos@murlanddainoff.com
(c)To the Title Company or Escrow Agent:
Land Services USA, LLC
602 E. Baltimore Pike, Suite 100
Media, PA 19063
Attention: Andrea B. Connors
Email: aconnors@lsutitle.com
A notice shall be deemed to have been given: (i) in the case of hand delivery, when delivered; (ii) in the case of registered or certified mail, when delivered or upon the first attempted delivery on a Business Day; (iii) in the case of expedited prepaid delivery service, when delivered or upon the first attempted delivery on a Business Day; and (iv) in the case of email, upon the delivery or upon the first attempted delivery on a Business Day. Buyer and Seller acknowledge that Rexford Industrial Realty, L.P. shall be the representative Seller (the “Representative Seller”) for the purpose of giving notice under this Agreement, and that any notice given by Representative Seller pursuant to this Section 14.9 shall be deemed to have been given by each Seller hereunder.

Section 14.10.     Entire Agreement. This Agreement contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto; provided, however, that the foregoing shall not limit the terms of the Access Agreement, as and to the extent provided in Section 7.1.
Section 14.11.    Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of Seller or Buyer hereunder be waived, except by written agreement executed by Seller and Buyer or, with respect to a termination, except as otherwise specifically provided in this Agreement. Any waiver or consent given under this Section 14.11 shall be effective only in the specific instance, and for the purpose, for which given.
Section 14.12.     No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
Section 14.13.     Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of California.
Section 14.14.     Submission to Jurisdiction. Subject to Section 14.23, Buyer and Seller each irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of California and (b) the United States District Court for the Central District of California for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Buyer and Seller each further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Buyer and Seller each irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (x) the Supreme Court of the State of California and (y) the United States District Court for the Central District of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
Section 14.15. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by Applicable Law.
Section 14.16. Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

Section 14.17. Counterparts; E-Signature. This Agreement may be executed in two or more counterparts and by facsimile or PDF signatures delivered via email, which taken together still constitute collectively one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party’s counterpart, facsimile or PDF signatures delivered via email. Documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such scanned and electronic signatures having the same legal effect as original signatures. This Agreement, and any other document necessary for the consummation of the transaction contemplated by this Agreement, may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on each party as if it were physically executed.
Section 14.18. Acceptance of Deed. The acceptance of the Deed by Buyer shall be deemed full compliance by Seller of all of Seller’s obligations under this Agreement except for those obligations of Seller which are specifically stated to survive the delivery of the Deed or the Closing hereunder.
Section 14.19. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. Therefore, Seller and Buyer waive the effect of California Civil Code Section 1654, which interprets uncertainties in a contract against the party who drafted the contract.
Section 14.20. Recordation. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other party hereto; provided, however, that Buyer may record a lis pendens against the Property in conjunction with an action for specific performance pursuant to Section 13.2(c). In furtherance of the foregoing, Buyer hereby indemnifies Seller from and against any and all Losses arising out of a breach by Buyer of this Section 14.20. The provisions of this Section 14.20 shall survive the Closing or any termination of this Agreement indefinitely.
Section 14.21. Time is of the Essence. Seller and Buyer agree that time is of the essence with respect to the obligations of Seller and Buyer under this Agreement.
Section 14.22. Schedules. Seller and Buyer agree that disclosure of any fact or item on any schedule attached to this Agreement shall, should the existence of such fact or item be relevant to any other schedule, be deemed to be disclosed with respect to that other schedule so long as the relevance of such disclosure to such other schedule is reasonably apparent.
Section 14.23. Waiver of Jury Trial.
(a)To the extent permitted by Applicable Law, Seller and Buyer hereby irrevocably waive trial by jury in any action, proceeding or counterclaim brought by one party against another party on any matter arising out of or in any way connected with this Agreement.

(b)Any and all disputes, claims and controversies between the parties arising out of this Agreement or the transactions contemplated hereby (each, a “Dispute”) shall be heard by a referee and resolved by judicial reference pursuant to California Code of Civil Procedure Sections 638 et seq. The referee shall be a retired California state court judge or justice with significant experience with similar real estate disputes. The parties shall use the procedures adopted by JAMS for judicial reference and selection of a referee (or any other entity offering judicial reference dispute resolution procedures as may be mutually acceptable to the parties). Any dispute regarding the selection of the referee shall be resolved by JAMS or the entity providing the reference services, or, if no entity is involved, by the court in accordance with California Code of Civil Procedure Sections 638 and 640. The venue shall be in the County of Los Angeles. The parties shall not seek to appoint a referee that may be disqualified pursuant to California Code of Civil Procedure Section 641 or 641.2 without the prior written consent of all parties. If the parties are unable to agree upon a referee within ten (10) calendar days after one party serves a written notice of intent for judicial reference upon the other party, then the referee will be selected by the court in accordance with California Code of Civil Procedure Section 640(b). The referee shall have the power to hear and determine any and all of the issues raised, whether of fact or of law, which may be pertinent to the matters in Dispute, and to report a statement of decision. Subject to the limitations on remedies set forth in this Agreement, the referee shall be authorized to provide all remedies available in law or equity appropriate under the circumstances of the controversy; provided, however, that in no event shall any party be liable for any consequential, diminution in value, indirect, speculative, special, exemplary or punitive damages. The referee shall render a written statement of decision and shall conduct the proceedings in accordance with the California Code of Civil Procedure, the Rules of Court, and California Evidence Code, except as otherwise specifically agreed by the parties and approved by the referee. The referee’s statement of decision shall set forth findings of fact and conclusions of law. The decision of the referee shall be entered as a judgment in the court in accordance with the provisions of California Code of Civil Procedure Sections 644(a) and 645. The decision of the referee shall be appealable to the same extent and in the same manner that such decision would be appealable if rendered by a judge of the superior court. Nothing in this Agreement shall be deemed to apply to or limit the right of any party to pursue rights against the other party in a third-party proceeding in any action brought by or against such third party. The parties acknowledge and accept that they are waiving their right to a jury trial. The parties shall initially share equally the costs and expenses of the referee and any judicial reference service. However, the non-prevailing party(ies) shall be required to reimburse the other party(ies) for any such amounts paid and to pay all remaining costs of the referee and the reference proceeding, all of which shall be part of the referee’s award and the judgment. In addition, the referee shall award to the prevailing party(ies) all of its reasonable attorneys’ fees and costs incurred in connection with such judicial reference proceeding. In the event of any challenge to the legality or enforceability of this Agreement, the prevailing party(ies) shall be entitled to recover the costs and expenses from the non-prevailing party(ies), including reasonable attorneys’ fees, incurred by it in connection therewith. THIS AGREEMENT CONSTITUTES A “REFERENCE AGREEMENT” BETWEEN OR AMONG THE PARTIES WITHIN THE MEANING OF AND FOR PURPOSES OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. The provisions of this Section shall survive Closing or termination of this Agreement.

/s/ JPL	/s/ LC
Buyer's Initials	Seller's Initials
Section 14.24. Joint and Several. To the extent that Buyer or Seller is comprised of more than one entity, the obligations and liabilities of each entity comprising Buyer or Seller hereunder shall be joint and several in all respects.
Section 14.25. Business Days. Notwithstanding anything to the contrary herein, if the date of any deadline for the performance of any obligations or delivery of any instrument or notice required hereunder is not a Business Day, then such deadline shall be deemed extended to the first Business Day following such date.
Section 14.26. Natural Hazard Disclosure. Buyer and Seller acknowledge that Seller may be required to disclose if any of the Property lies within the following natural hazard areas or zones: (a) a special flood hazard area designated by the Federal Emergency Management Agency (California Civil Code Section 1102.17); (b) an area of potential flooding (California Government Code Section 8589.4); (c) a very high fire hazard severity zone (California Government Code Section 51183.5); (d) a wild land area that may contain substantial forest fire risks and hazards (Public Resources Code Section 4136); (e) an earthquake fault zone (California Public Resources Code Section 2621.9); or (f) a seismic hazard zone (Public Resources Code Section 2694) (collectively, the “Natural Hazard Matters”). Seller may engage the services of a reputable company identified by the Title Company specializing in providing natural hazards disclosure information (“Natural Hazard Expert”) to examine maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfil its disclosure obligations, if and to the extent such obligations exist, with respect to the natural hazards referred to above and to report the results of its examinations to Buyer and Seller in writing, which reports may be delivered to Buyer prior to Closing (the “Natural Hazard Disclosure Reports”). The Natural Hazard Disclosure Reports fully and completely discharge Seller from its disclosure obligations, if and to the extent any such obligations exist. Buyer acknowledges that the Property may be within a special study zone as designated under the Alquist-Priolo-Geologic Hazard Act (Section 2621 et seq. of the California Public Resources Code); if the Property is so located, construction or development on the Property of any structures intended for human occupancy may be subject to the findings of a geological report prepared by a geologist registered in the State of California. Buyer acknowledges and agrees that Seller has not made, is not making and shall make no representation or warranty of any nature concerning the accuracy or completeness of the Natural Hazard Disclosure Reports, notwithstanding any statement, term or condition set forth in the Natural Hazard Disclosure Reports. Except as expressly provided in this Agreement, upon the Closing, Seller shall have absolutely no liability if the Property is located in any natural hazard area or other area of concern, and Buyer acknowledges all risk relating thereto. Buyer acknowledges and agrees that the matters set forth in the Natural Hazard Disclosure Reports may change at or prior to the Closing and that Seller has no obligation to update, modify or supplement the Natural Hazard Disclosure Reports.
Section 14.27. Section 1031 Exchange. Buyer or Seller may consummate the purchase or sale (as applicable) of the Property as part of a so-called like-kind exchange pursuant to Section 1031 of the Code (an “Exchange”), provided that: (a) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to the exchanging party’s obligations under this Agreement, (b) to the extent necessary, the exchanging party shall effect its Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary, (c) neither party shall be required to take an assignment of the purchase agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating an Exchange desired by the other party; and (d) the exchanging party shall pay any additional costs that would not otherwise have been incurred by the non-exchanging party had the exchanging party not consummated the transaction through an Exchange (such payment obligation shall survive Closing or any termination of this Agreement). Neither party shall by this Section 14.27, or by acquiescence to an Exchange desired by the other party, have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to the exchanging party that its Exchange in fact complies with Section 1031 of the Code.
Section 14.28 Attorneys’ Fees and Costs. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, or in connection with any arbitration or mediation of any dispute, the prevailing party shall be entitled to recover from the other party such sum as the court, arbitrator or mediator may adjudge reasonable as such party’s costs and attorney’s fees, including such costs and fees as are incurred in any trial, on any appeal, in any bankruptcy proceeding (including the adjudication of issues peculiar to bankruptcy law) and in any petition for review. Each party shall also have the right to recover its reasonable costs and attorney’s fees incurred in collecting any sum or debt owed to it by the other party, with or without litigation, if such sum or debt is not paid within fifteen (15) days following written demand therefor.
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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

BUYER:

Exeter 10545 Production, LLC, a Delaware limited liability company

By:	EQT Exeter Industrial VI REIT IV, LLC,
a Delaware limited liability company, Its Sole Member

By:	EQT Exeter Industrial Value Fund VI, L.P.,
a Delaware limited partnership, Its Managing Member

By: EQT Exeter Industrial Value Management VI, LLC,
a Delaware limited liability company, Its General Partner

By:	/s/ J. Peter Lloyd
Name: J. Peter Lloyd Title: Manager

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

SELLER:

Rexford Industrial - Merge West I, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - 13201 Dahlia, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

SELLER:

Rexford Industrial - 9400 Santa Fe Springs, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - Alondra II, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

SELLER:

Rexford Industrial - Northam, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - Howell, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

SELLER:

Rexford Industrial - Valley and Hambledon, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - 20455 Reeves, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

SELLER:

RIF IV - Central Avenue, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

SELLER:

Rexford Industrial - 620 Anaheim, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ Laura Clark
Name: Laura Clark Title: Chief Executive Officer

[Signature Page to Agreement of Purchase and Sale]

JOINDER BY ESCROW AGENT

Land Services USA, LLC, referred to in this Agreement as the “Escrow Agent,” hereby acknowledges that it received this Agreement executed by Seller and Buyer as of August 13, 2026, and accepts the obligations of the Escrow Agent as set forth herein.

ESCROW AGENT:

Land Services USA, LLC

By:	/s/ Andrea B. Connors
Name:	Andrea B. Connors
Title:	EVP

[Signature Page to Agreement of Purchase and Sale]

ACKNOWLEDGEMENT BY ESCROW AGENT OF RECEIPT OF EARNEST MONEY
Land Services USA, LLC, referred to in this Agreement as the “Escrow Agent,” hereby acknowledges that it received the Earnest Money on August 17, 2026. The Escrow Agent hereby agrees to hold and distribute the Earnest Money in accordance with the terms and provisions of the Agreement.

ESCROW AGENT:
Land Services USA, LLC

By:	/s/ Andrea B. Connors
Name:	Andrea B. Connors
Title:	EVP

[Signature Page to Agreement of Purchase and Sale]

SCHEDULE A

Sellers

1.	Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company
2.	Rexford Industrial – Merge West I, LLC, a Delaware limited liability company
3.	Rexford Industrial – 13201 Dahlia, LLLP, a Delaware limited liability limited partnership
4.	Rexford Industrial – 9400 Santa Fe Springs, LLC, a Delaware limited liability company
5.	Rexford Industrial – Alondra II, LLLP, a Delaware limited liability limited partnership
6.	Rexford Industrial – Northam, LLLP, a Delaware limited liability limited partnership
7.	Rexford Industrial – Howell, LLLP, a Delaware limited liability limited partnership
8.	Rexford Industrial Realty, L.P., a Maryland limited partnership
9.	Rexford Industrial – Valley and Hambledon, LLLP, a Delaware limited liability limited partnership
10.	Rexford Industrial – 20455 Reeves, LLC, a Delaware limited liability company
11.	RIF IV – Central Avenue, LLC, a California limited liability company
12.	Rexford Industrial – 620 Anaheim, LLC, a Delaware limited liability company

SCHEDULE B

Properties

Seller	Property
Rexford Industrial - 10545 Production, LLC	10545 Production Ave, Fontana, CA
Rexford Industrial – Merge West I, LLC	14337 Limonite Ave, Eastvale, CA
Rexford Industrial – Merge West I, LLC	6221 Archibald Ave, Eastvale, CA
Rexford Industrial – Merge West I, LLC	14301 Limonite Ave, Eastvale, CA
Rexford Industrial – Merge West I, LLC	14319 Limonite Ave, Eastvale, CA
Rexford Industrial – Merge West I, LLC	14326 Limonite Ave, Eastvale, CA
Rexford Industrial – Merge West I, LLC	6251 Archibald Ave, Eastvale, CA
Rexford Industrial – 13201 Dahlia, LLLP	13201 Dahlia St, Fontana, CA
Rexford Industrial – 9400 Santa Fe Springs, LLC	9400 Santa Fe Springs Rd, Santa Fe Springs, CA
Rexford Industrial – Alondra II, LLLP	14680-14700 Alondra Blvd, La Mirada, CA
Rexford Industrial – Northam, LLLP	14725 Northam St, La Mirada, CA
Rexford Industrial – Northam, LLLP	14730-14750 Northam St, La Mirada, CA
Rexford Industrial – Northam, LLLP	14710 Northam St, La Mirada, CA
Rexford Industrial – Alondra II, LLLP	14720 Alondra Blvd, La Mirada, CA
Rexford Industrial – Northam, LLLP	14647 Northam St, La Mirada, CA
Rexford Industrial – Howell, LLLP	1212-1222 E Howell Ave, Anaheim, CA
Rexford Industrial Realty, L.P.	3629 Workman Mill Rd, Whittier, CA
Rexford Industrial Realty, L.P.	3735 Workman Mill Rd, Whittier, CA
Rexford Industrial Realty, L.P.	3931 Workman Mill Rd, Whittier, CA
Rexford Industrial Realty, L.P.	3963 Workman Mill Rd, Whittier, CA
Rexford Industrial – Valley and Hambledon, LLLP	620-628 Hambledon Ave, City of Industry, CA
Rexford Industrial – Valley and Hambledon, LLLP	630-634 Hambledon Ave, City of Industry, CA
Rexford Industrial – Valley and Hambledon, LLLP	17705-17709 Valley Blvd, City of Industry, CA
Rexford Industrial – Valley and Hambledon, LLLP	17755 Valley Blvd, City of Industry, CA
Rexford Industrial – Valley and Hambledon, LLLP	17745 -17749 Valley Blvd, City of Industry, CA
Rexford Industrial – 20455 Reeves, LLC	20455 S Reeves Ave, Carson, CA
RIF IV – Central Avenue, LLC	6780 Central Ave, Riverside, CA
Rexford Industrial – 620 Anaheim, LLC	620 E Anaheim St, Wilmington, CA
Rexford Industrial Realty, L.P.	14820 Carmenita Rd, Norwalk, CA
Rexford Industrial Realty, L.P.	14830 Carmenita Rd (Excelsior), Norwalk, CA

Legal Description
10545 Production Ave, Fontana, CA
The Land referred to herein below is situated in the County of SAN BERNARDINO, State of California, and is described as follows:
Parcel 1:
Parcel 13 of Parcel Map 16264, in the City of Fontana, County of San Bernardino, State of California, as per map filed in Book 203, Pages 67 through 71, inclusive, of Parcel Maps, records of said County.
TOGETHER WITH the Northerly 289.37 feet of Parcel 14 of said Parcel Map 16264.
EXCEPTING THEREFROM the entire MINERAL ESTATE in the property described lying not less than 500 feet beneath the natural surface reserved in the deed from Southern PACIFIC LAND COMPANY, a California corporation, recorded December 18, 1987 as instrument No.
1987-442421 Official Records and reserved by Fontana partners, a California General partnership, in Grant Deed recorded December 18, 1987 as instrument No. 1987-442746 Official Records.
For purposes of this reservation the MINERAL ESTATE shall include all substances which have been discovered or which may in the future be discovered upon or under the property described, which are now or may in the future be valuable, and which are now or may be in the future enjoyed through extraction from the property described. Without limiting the generality of the foregoing, the MINERAL ESTATE shall include all forms of geothermal energy, all coal, all gases, all hydrocarbon substances, all fissionable materials, all metallic minerals, and all non-metallic minerals.
Notwithstanding ownership of the MINERAL ESTATE, neither grantor nor its successors or assigns shall have the right to enter upon the surface of the property described for the purpose of extracting any constituents of the MINERAL ESTATE. Grantor reserves the right, on behalf of itself, its successors and assigns,
(1) to extract the constituents of the MINERAL ESTATE from the property described by means of wells, shafts, tunnels or other subsurface accesses which may be constructed, drilled or dug on or from other land and which may penetrate into the property described below a depth of 500 feet, and (2) to excavate, construct, maintain, and operate subsurface facilities below a depth of 500 feet of the property described for the extraction of the constituents of the MINERAL ESTATE so long as the subsurface facilities do not unreasonably interfere with the use and enjoyment of the SURFACE ESTATE in the property described.
The above legal description is known as Parcel "A" and is made pursuant to that certain Lot Line Adjustment recorded March 3, 2005 as Instrument No. 2005-151639 Official Records.
Parcel 2:

Non-exclusive easements as set forth in that certain Declaration of Covenants, Conditions and Restrictions for SIERRA BUSINESS PARK recorded August 18, 2004 as instrument No. 2004-0599434 Official Records.
Parcel 3:
Non-exclusive road and driveway easements for access, ingress and egress over the Westerly
40.00 feet of the Easterly 45.00 feet (road), and over the Easterly 5 feet (driveway) of those certain parcels of Land described in that certain Lot Line Adjustment recorded March 3, 2005 as Instrument No. 2005-151639 Official Records (said easement provides access, ingress and egress to and from Santa Ana Avenue), all as more particularly provided in that certain "grant and declaration of easements and maintenance agreement" recorded August 1, 2006 as Instrument No. 2006-0523344 and Amended and Restated Easement Agreement recorded December 11, 2024 as INSTRUMENT NO. 2024-294816 of Official Records Official Records of San Bernardino County, California.
APN: 0255-061-28-0-000

Legal Description
14337 Limonite Ave, Eastvale, CA
The Land referred to herein below is situated in the County of Riverside, State of California, and is described as follows:
Parcel 4, as shown in PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85, of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPTING THEREFROM, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al, in the deed to Southern California edison company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the Office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al, their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever. As reserved in the deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
APN: 144-010-091

Legal Description
6221 Archibald Ave, Eastvale, CA
The Land referred to herein below is situated in the City of Eastvale, in the County of RIVERSIDE, State of California, and is described as follows:
Parcel 1, as shown in PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85, of Parcel Maps, in the Office of the County Recorder of said County. EXCEPTING THEREFROM, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al, in the deed to Southern California Edison Company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the Office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al, their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever.
As reserved in the deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
APN: 144-010-088

Legal Description
14301 Limonite Ave, Eastvale, CA
Real property in the City of Eastvale, County of RIVERSIDE, State of California, described as follows:
Parcel 2, PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85 of the Records of said County. Excepting therefrom, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may be produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al., in the deed to Southern California Edison Company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al., their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever as reserved in the Deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
Tax I.D. Number: 144-010-089

Legal Description
14319 Limonite Ave, Eastvale, CA
The Land referred to herein below is situated in the City of Eastvale, County of RIVERSIDE, State of California, and is described as follows:
Parcel 3, as shown in PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85, of Parcel Maps, in the Office of the County Recorder of said County. EXCEPTING THEREFROM, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al, in the deed to Southern California Edison Company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the Office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al, their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever. As reserved in the deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
APN: 144-010-090

Legal Description
14326 Limonite Ave, Eastvale, CA
The Land referred to herein below is situated in the City of Eastvale, County of Riverside, State of California, and is described as follows:
Parcel 5, as shown in PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85, of Parcel Maps, in the Office of the County Recorder of said County. EXCEPTING THEREFROM, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al, in the deed to Southern California Edison Company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the Office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al, their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever. As reserved in the deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
APN: 144-010-092

Legal Description
6251 Archibald Ave, Eastvale, CA
The Land referred to herein below is situated in the City of Eastvale, in the County of RIVERSIDE, State of California, and is described as follows:
Parcel A:
Parcel 6, as shown in PARCEL MAP NO. 37771, in the City of Eastvale, County of Riverside, State of California, as per map recorded in Book 253, Pages 78 through 85, of Parcel Maps, in the Office of the County Recorder of said County. EXCEPTING THEREFROM, all uranium, thorium and other fissionable materials, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land, for the purpose of prospecting for, developing and/or extracting said uranium, thorium, and other fissionable materials, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land, as reserved by Kenneth Earle Imbach, et al, in the deed to Southern California Edison Company, recorded December 20, 1974, in Book 1974, Page 160887, of Official Records, in the Office of the County Recorder of said County, it being expressly understood and agreed that said Kenneth Earle Imbach, et al, their heirs and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever. As reserved in the deed by Southern California Edison Company, a corporation, recorded October 4, 1996, as Instrument No. 382012, of Official Records.
Parcel B:
A non-exclusive vehicular and pedestrian ingress and egress easement, as more particularly described in the document entitled "Reciprocal Access Easement Agreement", dated as of December 1, 2020 and recorded December 2 ,2020 as Instrument No. 2020-0609555, of Official Records of said County.
APN: 144-010-093

Legal Description
13201 Dahlia St, Fontana, CA
The Land referred to herein below is situated in the City of Fontana, County of San Bernardino, State of California, and is described as follows:
Lot 8, Tract No. 8554, in the City of Fontana, County of San Bernardino, State of California, as per plat recorded in Book 123 of Maps, Pages 13 through 17, inclusive, records of said County.
EXCEPT THEREFROM an undivided 1/2 interest in and to the net proceeds of all oil and mineral rights and benefits therefrom, as reserved in the deed from Mabel Shoenhair, a married woman, recorded September 25, 1934 in Book 1000, Page 31 and May 7, 1953 in Book 3163, Page 524, both of Official Records.
Note: any right of entry in said land under and by reason of said reservation was quitclaimed to the then recorded owners of said land by the then record owner of said rights, by deed recorded April 24, 1953, in Book 3155, Page 342, Official Records.
APN: 0238-111-33-0-000

Legal Description
9400 Santa Fe Springs Rd, Santa Fe Springs, CA
The Land referred to herein below is situated in the City of Santa Fe Springs, County of Los Angeles, State of California, and is described as follows:
Parcel A:
Parcel 1 of PARCEL MAP NO. 8631, in the City of Santa Fe Springs, County of Los Angeles, State of California as per map filed in Book 99, Pages 31 to 36 inclusive of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM that portion included within the lines of the land described as Parcel 1, all oil, gas, minerals and other Hydrocarbon substances in and under said land lying below a depth of 500 feet from the surface thereof, but with no right of surface entry, as provided in the deed recorded in Book D3093, Page 380 of Official Records.
Parcel B:
An easement for ingress, egress and parking over that portion of land described as Parcel 6 of PARCEL MAP NO. 8631, in the City of Santa Fe Springs, County of Los Angeles, State of California, as per map filed in Book 99 and Page 31 to 36 inclusive of Parcel Maps, as disclosed by a document recorded April 17, 2000 as Instrument No. 2000-0571259, and amended on November 13, 2000 as Instrument No. 2000-1771815, both of Official Records, subject to the terms and provisions provided therein.
APN: 8167-037-008

Legal Description
14680 Alondra Blvd, La Mirada, CA
The Land referred to herein below is situated in the City of La Mirada, County of Los Angeles, State of California, and is described as follows:
Parcel 7 in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 7605, filed in Book 77, Pages 5 and 6 of Parcel Maps in the Office of the County Recorder of said County.
EXCEPT THEREFROM all oil, gas and other hydrocarbons, geothermal resources as resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said real property; Provided, however, that all rights and interest in the surface of said real property are hereby conveyed to grantee, no right or interest of any kind to use the surface, expressed or implied, being excepted or reserved to grantor; and provided further that grantor shall not, in exercising such rights, do any thing which will damage the surface of said real property or any structures thereon, and shall not conduct any drilling or other operations of any kind in the First Five Hundred (500) feet below the surface of said real property, as excepted and reserved in the deed from Standard Oil Company of California by deed recorded December 17, 1976 as Instrument No. 1070 of Official Records.
Tax I.D. Number: 7001-010-037

Legal Description
14725 Northam St, La Mirada, CA
The Land referred to herein below is situated in the City of La Mirada, in the County of Los Angeles, State of California, and is described as follows:
Parcel 1, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99, Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County.
APN: 7001-010-041

Legal Description
14730-14750 Northam St, La Mirada, CA
The Land referred to herein below is situated in the City of La Mirada, County of Los Angeles, State of California, and is described as follows:
Parcel 5, in the City of La Mirada, in the County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM all oil, gas and other hydrocarbons, geothermal resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said real property; Provided, however, that all rights and interest in the surface of said real property are hereby conveyed to grantee, no right or interest of any kind to use the surface, express or implied, being excepted or reserved to Chevron; and provided further that Chevron shall not, in exercising such rights, do anything which will damage the surface of said real property or any structures thereon, and shall not conduct any drilling or other operations of any kind in the First Five Hundred (500) feet below the surface of said real property by deed recorded April 13, 1977 as Instrument No. 77-370076 of Official Records.
APN: 7001-010-045

Legal Description
14710 Northam St, La Mirada, CA
Real property in the City of La Mirada, County of LOS ANGELES, State of California, described as follows:
Parcel 1:
Parcel 4, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM all oil, gas and other hydrocarbon, geothermal resources as defined on Section 6903 of the California public resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said Real Property; Provided, however, that all rights and interest in the surface of said Real Property are hereby conveyed to grantee, no right or interest of any kind to use the surface, express or implied, being excepted or reserved to Chevron; And provided further that Chevron shall not, in exercising such rights, do anything which will damage the surface of said Real Property or any structures thereon, and shall not conduct any drilling or other operations of any kind in the first five hundred (500) feet below the surface of said Real Property.
Parcel 2:
An easement for footing and incidents thereto over, along, upon and through that portion of Parcel 3, in the City of La Mirada, County of Los Angeles, State of California, as shown on Parcel Map No. 10051, filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County, described as follows:
A strip of land 5 feet in width, the Easterly line of said strip being the Easterly line of said Parcel 3 and having a bearing of North 0° 27' 40" West and a length of 344.19 feet. The Westerly line of said strip shall be extended Southerly so as to terminate the Southerly line of said Parcel 3.
Parcel 3:
An easement for ingress and egress purposes over, along, upon and through that portion of Parcel 3, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County, described as follows:
A strip of land 20 feet in width, the Easterly line of said strip being the Easterly line, of Said Parcel 3 and having a bearing of North 0° 27' 40" West and a length of 344.19 feet. The Westerly line of said strip shall be extended Southerly so as to terminate in the Southerly line of Said Parcel 3.
Parcel 4:
An easement for sideyard agreement over, along upon and through that portion of Parcel 3, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of

said County, described as follows: A strip of land 60.00 feet in width, the Easterly line of said strip being the Easterly line of said Parcel 3 and having a bearing of North 0° 27' 40" West and a length of 344.19 feet. The Westerly line of said strip shall be extended Southerly so as to terminate in the Southerly line of said Parcel 3.
Parcel 5:
An easement for construction, installation, and maintenance of a railroad spur line over, along and upon that portion of Parcel 3, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051 filed in Book 99 Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County, described as follows: A strip of land 30 feet in width lying 8.50 feet Northerly and 21.50 feet Southerly of the following described line: Beginning at a point in the Southwesterly line of Said Parcel 3 distant along said line North 42° 27' 00" West 70.75 feet from the Southwesterly corner of Said Parcel 3, said point also being a point in a curve concave Northeasterly having a radius of 478.339 feet, through which point a radial line of said curve bears South 20° 18' 28" West; thence Easterly along said curve through a central angle of 20° 46' 08" a distance of 173.07 feet to a line that is parallel with and 21.50 feet, measured at right angles, Northerly of the Southerly line of Said Parcel 3; thence along said parallel line North 89° 32' 20" East, 251.57 feet to the Easterly line of said Parcel 3. The side lines of said strip shall be lengthened or shortened so as to terminate Westerly in said Southwesterly line of Parcel 3 and to terminate Easterly in the Easterly line of said Parcel 3.
APN: 7001-010-044

Legal Description
14720 Alondra Blvd, La Mirada, CA
The Land referred to herein below is situated in the County of Los Angeles, State of California, and is described as follows:
Parcel 6, in the City of LA Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 7605, filed in Book 77, Pages 5 and 6 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM all oil, gas and other hydrocarbons, geothermal resources as resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said real property; Provided, however, that all rights and interest in the surface of said real property are hereby conveyed to grantee, no right or interest of any kind to use the surface, expressed or implied, being excepted or reserved to grantor; And provided further that grantor shall not, in exercising such rights, do any thing which will damage the surface of said real property or any structures thereon, and shall not conduct any drilling or other operations of any kind in the first 500 feet below the surface of said real property.
ALSO EXCEPT THEREFROM the sole and exclusive right from time to time to drill and maintain wells or other works into or through said real property and the adjoining streets, roads and highways below a depth of five hundred (500) feet and to produce, inject, store and remove from and through such wells or works, oil, gas, water and other substances of whatever nature, including the right to perform below said depth any and all operations deemed by grantor necessary or convenient for the exercise of such rights, as excepted and reserved in the deed from standard oil company of California by deed recorded December 17, 1976 as Instrument No. 1070 of Official Records.
APN: 7001-010-036

Legal Description
14647 Northam St, La Mirada, CA
Real property in the City of La Mirada, County of LOS ANGELES, State of California, described as follows:
PARCEL A:
Parcel 2, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99, Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT from said land the following:
All oil, gas and other hydrocarbons, geothermal resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said real property; provided, however, that all rights and interest in the surface of said real property are hereby conveyed to grantee, no right or interest of any kind to use the surface, express or implied, being excepted or reserved to Chevron; and provided further that Chevron shall not, in exercising such rights, do anything which will damage the surface of said real property or any structures thereon, and shall not conduct any drilling, or other operations of any kind in the first five-hundred (500) feet below the surface of said real property, as excepted and reserved to Chevron U.S.A. Inc., a California corporation, in deed recorded April 13, 1977 as Instrument No. 77-370076, of Official Records.
PARCEL B:
An easement for drainage purposes over that portion of Parcel 3, in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99, Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said county, described as follows:
A strip of land 5.00 feet in width, the northerly line of said strip being that certain course in the northerly line of said Parcel 3 having a bearing of North 89° 32' 20" East and a length of 445.00 feet, the southerly line of said strip shall be extended easterly so as to terminate in the right of way line of Northam Street as said street is shown on said Parcel Map.
PARCEL C:
An easement for sideyard agreement over that portion of Parcel 3 in the City of La Mirada, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 10051, filed in Book 99, Pages 94 and 95 of Parcel Maps, in the Office of the County Recorder of said county, described as follows:
A strip of land 30.00 feet in width, the northerly line of said strip being that certain course in the northerly line of said Parcel 3 having a bearing of North 89° 32' 20" East and a length of 445.00 feet, the southerly line of said strip shall be extended easterly so as to terminate in the right of way line of Northam Street as said street is shown on said Parcel Map.
Tax I.D. Number: 7001-010-042

Legal Description
1212-1222 E Howell Ave, Anaheim, CA
Real property in the City of Anaheim, County of ORANGE, State of California, described as follows:
Parcel 2, in the City of Anaheim, County of Orange, State of California, as shown on a map filed in Book 6, Page 44, of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT all of the minerals and mineral ores of every kind and character now known to exist or hereinafter discovered upon, within or underlying said land or that may be produced therefrom, including, without limiting the generality of the foregoing, all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom, together with the exclusive and perpetual right of ingress and egress beneath the surface of said land, to explore for, extract, mine and remove the same and to make such use of the land beneath the surface as is necessary or useful in connection therewith, which use may include lateral or slant drilling, boring, digging or sinking of wells, shafts or tunnels, provided, however, that said grantor, its successors and assigns, shall not use the surface of said land, in the exercise of any improvements thereon, as reserved in deed from Southern pacific company, a Delaware corporation, recorded November 12, 1968, in BOOK 8783, PAGE 908, of Official Records.
APN: 082-261-15

Legal Description
3629 Workman Mill Rd, Whittier, CA
Real property in the unincorporated area of the County of Los Angeles, State of California, described as follows:
Parcel A:
Parcel 4 of PARCEL MAP NO. 70951, recorded on September 7, 2011, as Document No. 201112112449 in Book 370 at Pages 52-63 of Parcel Maps in the Official Records of County of Los Angeles, State of California.
EXCEPT all gas, oil, hydrocarbon and mineral rights in and to said land; As reserved in deed from Bartolo Company, a corporation, recorded August 31, 1955 in Book 48829 Page 154, Official Records.
Parcel B:
Non-exclusive easements for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of driveways, signs, utilities, landscaping, irrigation and drainage facilities, as created by document entitled "Amended and Restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Gateway Pointe" recorded July 29, 2011 as Instrument No. 2011-1019682 of Official Records, and amended by that certain first amendment to amended and restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Gateway Pointe recorded September 9, 2011 as Instrument No.
2011-1226617 of Official Records.
Parcel C:
Non-exclusive easement for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of drainage facilities, as created by document entitled "Declaration of Easements, Covenants and Deed Restriction" recorded July 29, 2011 as Instrument No. 2011-1170156 of Official Records.
APN: 8125-015-015 and 8125-015-020

Legal Description
3735 Workman Mill Rd, Whittier, CA
Real property in the unincorporated area of the County of LOS ANGELES, State of California, described as follows:
Parcel A:
Parcel 3, of PARCEL MAP NO. 70951, recorded on September 7, 2011, as Document No. 201112112449 in Book 370 at Pages 52-63 of Parcel Maps in the Official Records of County of Los Angeles, State of California.
EXCEPT all gas, oil, hydrocarbon and mineral rights in an to said land; As reserved in deed from Bartolo Company, a corporation, recorded August 31, 1955 in Book 48829 Page 154, Official Records.
Parcel B:
Non-exclusive easements for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of driveways, signs, utilities, landscaping, irrigation and drainage facilities, as created by document entitled "amended and restated Declaration of Covenants, Conditions and Restrictions and reservation of easements for GATEWAY POINTE" recorded July 29, 2011 as Instrument No. 2011-1019682 of Official Records, and amended by that certain first amendment to amended and restated Declaration of Covenants, Conditions and Restrictions and reservation of easements for GATEWAY POINTE recorded September 9, 2011 as Instrument No. 2011-1226617.
Parcel C:
Non-exclusive easement for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of drainage facilities, as created by document entitled "declaration of easements covenants and deed restriction" recorded July 29, 2011 as Instrument No. 2011-1170156 of Official Records.
APN: 8125-015-019

Legal Description
3931 Workman Mill Rd, Whittier, CA
The Land referred to herein below is situated in the County of LOS ANGELES, State of California, and is described as follows:
Parcel A:
Parcel 2 of PARCEL MAP NO. 70951, recorded on September 7, 2011, as Document No. 201112112449 in Book 370 at Pages 52-63 of Parcel Maps in the Official Records of County of Los Angeles, State of California.
EXCEPT all gas, oil, hydrocarbon and mineral rights in an to said land; As reserved in deed from BARTOLO COMPANY, a corporation, recorded August 31, 1955 in book 48829 Page 154, Official Records.
Parcel B:
Non-exclusive easements for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of driveways, signs, utilities, landscaping, irrigation and drainage facilities, as created by document entitled "amended and restated Declaration of Covenants, Conditions and Restrictions and reservation of easements for gateway pointe" recorded July 29, 2011 as Instrument No. 2011-1019682 of Official Records, and amended by that certain first amendment to amended and restated Declaration of Covenants, Conditions and Restrictions and reservation of easements for GATEWAY POINTE recorded September 9, 2011 as Instrument No. 2011-1226617.
Parcel C:
Non-exclusive easement for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of drainage facilities, as created by document Entitled "declaration of easements covenants and deed restriction" recorded July 29, 2011 as Instrument No. 2011-1170156 of Official Records.
APN: 8125-015-018

Legal Description
3963 Workman Mill Rd, Whittier, CA
The Land referred to herein below is situated in the unincorporated area of the County of LOS ANGELES, State of California, and is described as follows:
Parcel A:
Parcel 1, of PARCEL MAP NO. 70951, recorded on September 7, 2011, as Document No. 20111212449 of Official Records in Book 370 at Pages 52-63 of Parcel Maps in the Official Records of County of Los Angeles, State of California.
EXCEPT all gas, oil, hydrocarbon and mineral rights in and to said land; As reserved in Deed from Bartolo Company, a corporation, recorded August 31, 1955 in Book 48829 Page 154, Official Records.
Parcel B:
Non-exclusive easements for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of driveways, signs, utilities, landscaping, irrigation and drainage facilities, as created by document entitled "Amended and Restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Gateway Pointe" recorded July 29, 2011 as Instrument No. 2011-1019682 of Official Records, and amended by that certain First Amendment to Amended and Restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Gateway Pointe recorded September 9, 2011 as Instrument No. 2011-1226617 of Official Records.
Parcel C:
Non-exclusive easement for ingress, egress, operation and maintenance, repair, reconstruction, restoration and replacement of drainage facilities, as created by document entitled "Declaration of Easements, Covenants and Deed Restriction" recorded August 30, 2011 as Instrument No.
2011-1170156 of Official Records.
APN: 8125-015-017

Legal Description
620-628 Hambledon Ave, City of Industry, CA
The Land referred to herein below is situated in the City of Industry, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 3 in the City of Industry, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 223, filed in Book 173, Pages 11 and 12 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM 50 percent of all oil, gas, hydrocarbons and minerals lying in, on or under said Parcels 1 and 2 with no right of entry on the surface of said land or within 500 feet, but with full right or rights of entry at or below 500 feet of said surface for the purpose of exploring for and/or extracting oil, gas, hydrocarbons and/or minerals as reserved by Raymond M. Petitfils in deed recorded July 6, 1954 in BOOK 44983, PAGE 183 Official Records.
APN: 8728-001-018

Legal Description
630-634 Hambledon Ave, City of Industry, CA
The Land referred to herein below is situated in the City of Industry, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 2 in the City of Industry, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 223, filed in Book 173, Pages 11 and 12 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM 50 percent of all oil, gas, hydrocarbons and minerals lying in, on or under said parcels 1 and 2 with no right of entry on the surface of said land or within 500 feet, but with full right or rights of entry at or below 500 feet of said surface for the purpose of exploring for and/or extracting oil, gas, hydrocarbons and/or minerals as reserved by Raymond M. Petitfils in deed recorded July 6, 1954 in Book 44983, Page 183 Official Records.
APN: 8728-001-017

Legal Description
17705-17709 Valley Blvd, City of Industry, CA
The Land referred to herein below is situated in the City of Industry, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 1 in the City of Industry, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 223, filed in Book 173, Pages 11 and 12 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM 50 percent of all oil, gas, hydrocarbons and minerals lying in, on or under said Parcels 1 and 2 with no right of entry on the surface of said land or within 500 feet, but with full right or rights of entry at or below 500 feet of said surface for the purpose of exploring for and/or extracting oil, gas, hydrocarbons and/or minerals as reserved by Raymond M. Petitfils in deed recorded July 6, 1954 in Book 44983, Page 183, Official Records.

Legal Description
17755 Valley Blvd, City of Industry, CA
The Land referred to herein below is situated in the City of Industry, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 4 in the City of Industry, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 223, filed in Book 173, Pages 11 and 12 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM 50 percent of all oil, gas, hydrocarbons and minerals lying in, on or under said Parcels 1 and 2 with no right of entry on the surface of said land or within 500 feet, but with full right or rights of entry at or below 500 feet of said surface for the purpose of exploring for and/or extracting oil, gas, hydrocarbons and/or minerals as reserved by Raymond M. Petitfils in deed recorded July 6, 1954 in BOOK 44983 PAGE 183 Official Records.
APN: 8728-001-019

Legal Description
17745-17749 Valley Blvd, City of Industry, CA
The Land referred to herein below is situated in the City of Industry, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 5 in the City of Industry, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 223, filed in Book 173, Pages 11 and 12 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM 50 percent of all oil, gas, hydrocarbons and minerals lying in, on or under said Parcels 1 and 2 with no right of entry on the surface of said land or within 500 feet, but with full right or rights of entry at or below 500 feet of said surface for the purpose of exploring for and/or extracting oil, gas, hydrocarbons and/or minerals as reserved by Raymond M. Petitfils in deed recorded July 6, 1954 in BOOK 44983, PAGE 183 Official Records.
APN: 8728-001-020

Legal Description
20455 S Reeves Ave, Carson, CA
The Land referred to herein below is situated in the City of Carson, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel 2, in the City of Carson, County of Los Angeles, State of California, as shown on PARCEL MAP NO. 11299, filed in Book 121 Pages 34 and 35 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT from that portion of said land included within land described in deed recorded April 7, 1952 in Book 38643 Page 375, of Official Records, an undivided one-half interest in and to all minerals, oil, gas and hydrocarbon substances, lying below 500 feet of the surface of said land provided that the grantors, their heirs or assigns shall not have the right of entry in, or over the surface of said land, nor in or over that portion of said land lying within 500 feet of the surface thereof, as reserved in the deed from James L. Martz, et al., recorded April 7, 1952 in Book 38643 Page 375, of Official Records.
ALSO EXCEPT from that portion of said land included within the land described as Parcels 1, 2 and 3 in deed recorded April 2, 1963 as Instrument No. 1864 in Book D-1976 Page 213 of Official Records one-half of all rights to all the minerals and mineral ores of every kind and character now known to exist or hereafter discovered upon, within or underlying said land or that may be produced therefrom, including without limiting the generality of the foregoing, one-half of all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom, together with the exclusive and perpetual right of Said grantor, its successors and assigns, of ingress and egress beneath the surface of said land to explore for, extract, mine and remove the same, and to make such use of the said land beneath the surface as is necessary or useful in connection therewith, which use may include lateral or slant drilling, boring, digging or sinking of wells, shafts or tunnels, provided however, that said grantor, its successors and assigns shall not use the surface of said land in the exercise of any of said rights, not disturb the surface of said land or any improvements thereon, as excepted and reserved in deed from Southern pacific company, a Delaware corporation, recorded April 2, 1963 as Instrument No. 1864 in Book D1976 Page 213 of Official Records.
ALSO EXCEPT from that portion of said land included within the land described in deed recorded April 30, 1952 in Book 38822 Page 402 of Official Records an undivided one-half interest in and to all minerals, oil, gas and hydrocarbon substances lying below 500 feet of the surface of said land but without the right of entry in, upon or over the surface of said land, nor in, upon or over the portion of said land lying within 500 feet of the surface thereof, as reserved in the deed dated April 12, 1952 from A.K. Wilson Lumber Co., a corporation, recorded April 30, 1952 in Book 38822 Page 402 of Official Records.
ALSO EXCEPT from that portion of said land included within the land described in deed recorded May 7, 1963 as Instrument No. 5102 in Book D-2019 Page 844 of Official Records, all of the minerals and mineral ores of every kind and character now known to exist or hereafter discovered upon, within or underlying said land or that may be produced therefrom, including, without limiting the generality of the foregoing, all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom, together with the exclusive and perpetual right of Said Grantor, its successors and assigns, of ingress and egress beneath the surface of said land to explore for, extract, mine and remove the same, and to make such use of the said land beneath the surface as is necessary or useful in connection therewith, which may include lateral or slant drilling, boring, digging or sinking of wells, shafts or tunnels, provided, however, that said grantor, its successors and assigns, shall not use the surface of said land in the exercise of any of said rights, and shall not disturb the surface of said land or any improvement thereon as reserved by Southern pacific company, a corporation, in deed recorded May 7, 1963 as Instrument No. 5102 in Book D-2019 Page 844 of Official Records.
ALSO EXCEPT from said land, all mineral rights (as hereinafter defined) not previously reserved the term “mineral rights" shall mean all minerals and mineral rights, interests and royalties, including, without limiting the generality thereof, all oil, gas and other hydrocarbon substances, as well as all geothermal resources, and metallic or other solid materials, without, however, the right to use the surface of said real property in the exercise of any of said rights or to disturb the surface of said real property or any improvement thereon, as reserved by Southern Pacific Industrial Development Company, a Texas corporation, by deed recorded August 8, 1986 as Instrument No. 86-1025300 of Official Records.

Legal Description
6780 Central Ave, Riverside, CA
The Land referred to herein below is situated in the City of Riverside, County of RIVERSIDE, State of California, and is described as follows:
Parcel 1, of PARCEL MAP NO. 9523, in the City of Riverside, County of Riverside, State of California, as shown by map on file in Book 42, Page 16, 17 and 18 of Parcel Maps, records of Riverside County, California.
APN: 189-210-017

Legal Description
620 E Anaheim St, Wilmington, CA
The land referred to herein below is situated in the City of Los Angeles (Wilmington area), in the County of Los Angeles, State of California, and is described as follows:
Parcel 1:
Parcel “A” of PARCEL MAP L.A. NO. 4865, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 140, page(s) 58 and 59 of Parcel Maps, in the Office of the County Recorder of said County.
EXCEPT THEREFROM all minerals, gas, oil, petroleum, naphtha and other hydrocarbon substances, in and under said land lying below a depth of 500 feet from the surface, without however the right of surface entry, as reserved or excepted in a deed recorded January 26, 1973 as Instrument No. 356, in Book D-5740, Page 905 of Official Records.
ALSO EXCEPT THEREFROM all minerals, gas, oil, petroleum, naphtha and other hydrocarbon substances, in and under said land lying below a depth of 500 feet from the surface, without however the right of surface entry, as reserved or excepted in a deed recorded August 27, 1979 as Instrument No. 79-972256 of Official Records.
ALSO EXCEPT THEREFROM all minerals, gas, oil, petroleum, naphtha and other hydrocarbon substances, in and under said land lying below a depth of 500 feet from the surface, without however the right of surface entry, as reserved or excepted in a deed recorded May 20, 1980 as Instrument No. 80-502424 of Official Records.
Parcel 2:
That portion of the East half of Lecouvreur Avenue, 66.00 feet wide, in the City of Los Angeles, County of Los Angeles, State of California, lying North of the Westerly prolongation of that certain course in the Southerly line of Parcel A of PARCEL MAP L.A. NO. 4865, as per map filed in Book 140, page(s) 58 and 59 of Parcel Maps, in the Office of the County Recorder of said County, having a bearing and distance of North 86° 15' 02" East 160.00 feet; and lying South of Anaheim Street, 100.00 feet wide, as shown on said map.
EXCEPT THEREFROM all right, title and interest in and to that portion of Anaheim Street adjacent to said parcel that would pass with a legal conveyance of said property.
ALSO EXCEPT THEREFROM all minerals, gas, oil, petroleum, naphtha and other hydrocarbon substances, in and under said land lying below a depth of 500 feet from the surface, without however the right of surface entry, as reserved or excepted in a deed recorded March 25, 1987 as Instrument No. 87-439656 of Official Records.
APN: 7424-010-036

Legal Description
14820 Carmenita Rd, Norwalk, CA
Real property in the City of Norwalk, County of Los Angeles, State of California, described as follows:
Parcel A as shown on Certificate of Compliance Lot Line Adjustment No. LLA-67 City of Norwalk, as evidenced by document recorded March 30, 2021 as Instrument No. 20210490497 of Official Records, being more particularly described as follows:
In the City of Norwalk, County of Los Angeles, State of California being Parcel 1 together with that portion of Parcel 2 of PARCEL MAP NO. 14169, being a Parcel Map for "LEASE PURPOSES", as per Map filed in Book 145, Pages 44 and 45 of Parcel Maps, in the Office of the County Recorder of said County, lying Westerly of the following described line:
Beginning at the Northwest corner of said Parcel 1; thence along the North line of said Parcels 1 and 2 North 89°25'51" East, 564.22 feet to the true Point of Beginning; thence leaving said line, South 00°34'09" East, 470.31 feet to the South line of said Parcel 2.
APN: 8069-002-084

Legal Description
14830 Carmenita Rd (Excelsior), Norwalk, CA
The Land referred to herein below is situated in the City of Norwalk, in the County of LOS ANGELES, State of California, and is described as follows:
Parcel B as shown on Lot Line Adjustment No. LLA-67, as evidenced by document recorded March 30, 2021 as Instrument No. 2021-490497 of Official Records, being more particularly described as follows:
In the City of Norwalk, County of Los Angeles, State of California being all portions of Parcels 3 and 4 together with that portion of Parcel 2 of Parcel Map No. 14169, being a Parcel Map for "lease purposes", as per map filed in BOOK 145, PAGE 44-45 of Parcel Maps, in the Office of the County Recorder of said County, lying Easterly of the following described line:
Beginning at the Northwest corner of said Parcel 1; thence along the North line of said Parcels 1 and 2 North 89°25'51" East, 564.22 feet to the true Point of Beginning; thence leaving said line, South 00°34'09" East, 470.31 feet to the South line of said Parcel 2.
APN: 8069-002-085

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS
THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS (this “First Amendment”) is made and entered into as of September 10, 2026 (the “Effective Date”), by and among EXETER 10545 PRODUCTION, LLC, a Delaware limited liability company (“Buyer”), and the entities listed on Schedule A attached hereto, each a Maryland limited partnership, a California limited liability company, Delaware limited liability limited partnership, or Delaware limited liability company, as applicable (individually or collectively, as the context may require, “Seller”). Buyer and Seller are sometimes referred to herein individually as a “Party” and together as the “Parties”.
RECITALS
A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated as of August 13, 2026 (the “Purchase Agreement”), with respect to the Property as more particularly described in the Purchase Agreement.
B. The Parties have agreed to amend the Purchase Agreement as more particularly set forth in this First Amendment.
AMENDMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Capitalized Terms. The recitals set forth above are hereby incorporated into this First Amendment by this reference in their entirety. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.
2.Estoppels. The Parties hereby agree that the Purchase Agreement is hereby amended to remove the requirement that the Tenant Estoppels be dated no earlier than thirty (30) days prior to the Closing Date in order to be satisfactory Tenant Estoppels, and Seller shall not be required to seek or obtain any update or date down to any Tenant Estoppel delivered to Buyer on or prior to the Effective Date of this First Amendment, even if such Tenant Estoppel is dated more than thirty (30) days prior to the Closing Date. Additionally, Buyer hereby acknowledges that it has received and approved all Required Tenant Estoppels, and the condition set forth in Section 5.2(d) of the Purchase Agreement is satisfied and waived with respect thereto, except for the Tenant Estoppel from 7-Eleven, provided that Seller shall be permitted to provide at Closing a Seller Estoppel in the form previously agreed to by the Parties in lieu of such Tenant Estoppel. Provided that Seller executes and delivers such Seller Estoppel to Buyer at Closing, Buyer shall have no right to terminate the Purchase Agreement on account of the closing condition set forth in Section 5.2(d) of the Purchase Agreement.
3.Assumed Contracts. Subsequent to the execution of the Purchase Agreement, Buyer has notified Seller that Buyer does not want to assume any Contracts. As such, all references to the Assumed Contracts in the Purchase Agreement, including Schedule 4.2 of the Purchase Agreement, are hereby of no further force and effect and the Parties shall have no requirement to deliver an Assignment of Contracts with respect to any Property on the Closing Date. The provisions of this Section 3 shall survive the Closing.
4.Closing Date. Section 2.3(a) of the Purchase Agreement is hereby revised to reflect that the “Closing Date” shall be September 16, 2026, subject to (1) Seller’s right to extend the Closing Date pursuant to clause (i)(y) or (ii) of Section 2.3(a) of the Purchase Agreement, or (2) Buyer’s right to extend the Closing Date pursuant to clause (A) of Section 2.3(a) of the Purchase Agreement.
5.Tenant Estoppel Credits. At Closing with respect to the applicable Property, Buyer shall receive the following credits from Seller in the following amounts:
(a)$29,442.97 for the amortized portion of the reimbursement set forth in Section 7 of the Tenant Estoppel received from Tireco, Inc.
(b)$30,620.00 for the work outlined in Section 2 of the Tenant Estoppel received from Core Linen Services Inc.
(c)$46,914.98 for the reimbursement set forth in Section 5(a) of the Tenant Estoppel received from Eaton Corporation.
(d)$21,670.00 for Proposal 6814 from All-N-One Facilities Services Group, Inc. dated July 14, 2026 and as set forth in Section 5(a) of the Tenant Estoppel received from Eaton Corporation.
6.Further Assurances. The Parties hereby agree to work reasonably and in good faith on any further amendments that may be required to the Purchase Agreement as a result of the foregoing.
7.Counterparts; Electronic Delivery and Execution. This First Amendment may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or other electronic means (including in “PDF” format) shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “executed”, “execution”, “signed”, “signature”, and words of like import in this First Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, and any other applicable law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

8.Ratification; Effect of Amendment. Except as otherwise expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and all of the terms and provisions of the Purchase Agreement, as herein amended, are hereby ratified and reaffirmed by the Parties. In the event of any conflict between the meaning of any provision of this First Amendment and any provision of the Purchase Agreement, the provision of this First Amendment shall control.
9.Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the respective permitted successors and assigns of the Parties hereto.

[Signatures follow on next page(s)]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Effective Date set forth above.

SELLER:

REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

	By:	/s/ John Nahas
	Name:	John Nahas
	Title:	Chief Operating Officer

BUYER:

EXETER 10545 PRODUCTION, LLC, a Delaware limited liability company

By:	EQT Exeter Industrial VI REIT IV, LLC,
a Delaware limited liability company, its sole member

By:	EQT Exeter Industrial Value Fund VI, L.P.,
a Delaware limited partnership, its managing member

By:	EQT Exeter Industrial Value Management VI, LLC,
a Delaware limited liability company, its general partner

By:	/s/ J. Peter Lloyd
Name:	J. Peter Lloyd
Title:	Manager

SELLER:

Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Merge West I, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 13201 Dahlia, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - 9400 Santa Fe Springs, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - Alondra II, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Northam, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - Howell, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Valley and Hambledon, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 20455 Reeves, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

RIF IV - Central Avenue, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 620 Anaheim, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SCHEDULE A

Sellers

1.Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company
2.Rexford Industrial – Merge West I, LLC, a Delaware limited liability company
3.Rexford Industrial – 13201 Dahlia, LLLP, a Delaware limited liability limited partnership
4.Rexford Industrial – 9400 Santa Fe Springs, LLC, a Delaware limited liability company
5.Rexford Industrial – Alondra II, LLLP, a Delaware limited liability limited partnership
6.Rexford Industrial – Northam, LLLP, a Delaware limited liability limited partnership
7.Rexford Industrial – Howell, LLLP, a Delaware limited liability limited partnership
8.Rexford Industrial Realty, L.P., a Maryland limited partnership
9.Rexford Industrial – Valley and Hambledon, LLLP, a Delaware limited liability limited partnership
10.Rexford Industrial – 20455 Reeves, LLC, a Delaware limited liability company
11.RIF IV – Central Avenue, LLC, a California limited liability company
12.Rexford Industrial – 620 Anaheim, LLC, a Delaware limited liability company

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS
THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS (this “Second Amendment”) is made and entered into as of September 16, 2026 (the “Effective Date”), by and among EXETER 10545 PRODUCTION, LLC, a Delaware limited liability company (“Buyer”), and the entities listed on Schedule A attached hereto, each a Maryland limited partnership, a California limited liability company, Delaware limited liability limited partnership, or Delaware limited liability company, as applicable (individually or collectively, as the context may require, “Seller”). Buyer and Seller are sometimes referred to herein individually as a “Party” and together as the “Parties”.
RECITALS
A.    Seller and Buyer entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated as of August 13, 2026 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Agreement of Purchase and Sale and Escrow Instructions dated as of September 10, 2026 (as so amended, collectively, the “Purchase Agreement”), with respect to the Property as more particularly described in the Purchase Agreement.
B.     The Parties have agreed to amend the Purchase Agreement as more particularly set forth in this Second Amendment.
AMENDMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Capitalized Terms. The recitals set forth above are hereby incorporated into this Second Amendment by this reference in their entirety. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.
2.Switchgear Equipment.
(a)Seller has agreed to sell and Buyer has agreed to purchase that certain switchgear equipment, panelboards, and transformers manufactured by Turtle ALA, LLC (the “Vendor”), currently being prepared for use at the Property located at 9400 Santa Fe Springs Rd., Santa Fe Springs, CA and as described on Exhibit C (the “Switchgear Equipment”) pursuant to that certain Purchase Order 26cx161875_04-16 dated June 15, 2026, between TURTLE ALA, LLC and Rexford Industrial – 9400 Santa Fe Springs, LLC (the “Switchgear Contract”). The Switchgear Equipment shall be sold to Buyer as-is, where-is, without any representation or warranty of any kind from Seller.
(b)In addition to the Purchase Price, as consideration for the Switchgear Equipment being transferred to Buyer, Buyer shall pay to Seller an amount equal to $125,354.14
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(the “Switchgear Equipment Purchase Price”) at Closing. The Switchgear Equipment Purchase Price is separate and apart from the Purchase Price defined in Section 2.2(a) of the Original Purchase Agreement. Such Switchgear Equipment Purchase Price will appear as a separate line item on the Closing Statement and will be delivered by Buyer to Escrow Agent at Closing in immediately available funds in the same manner as the Purchase Price. Seller and Buyer hereby agree that the Switchgear Equipment Purchase Price was calculated on the basis that Buyer would assume at Closing the Switchgear Contract, including the obligation to pay to Vendor the outstanding amount of $49,645.86 as and when due thereunder, as well as any other amounts charged by Vendor as a result of changes requested by Buyer following such assumption of the Switchgear Contract.
(c)Buyer acknowledges that the Switchgear Equipment is still being modified by the Vendor and that Buyer shall assume all obligations under the Switchgear Contract from and after the Closing Date. Notwithstanding the foregoing, Seller shall not make any modifications made to the Switchgear Contract from and after the Effective Date without Buyer’s prior written consent. Buyer acknowledges that Seller is not guaranteeing completion of any such modifications or the timeline for such completion.
(d)In the event that Buyer has the right to terminate the Purchase Agreement with respect to the Property located at 9400 Santa Fe Springs Rd., Santa Fe Springs, CA (but not the entirety of the Purchase Agreement) pursuant to Section 8.3(a) or 9.2(b) of the Purchase Agreement, then all provisions related to the Switchgear Equipment shall be deemed to be automatically deleted from the Purchase Agreement and shall have no further force and effect and such termination shall be deemed to include a termination of Buyer’s right to purchase, and Seller’s obligation to sell, the Switchgear Equipment.
(e)The following additional amendments are hereby made to the Purchase Agreement in respect of the Switchgear Equipment:
(i)The last sentence of Section 2.2(c) of the Original Purchase Agreement is hereby amended and restated in its entirety as follows:
“At the Closing, Buyer shall deposit with the Escrow Agent, by wire transfer of immediately available funds, an amount equal to (A) the Purchase Price subject to the adjustments as specifically provided hereunder, plus (B) the Switchgear Equipment Purchase Price, minus (C) the Earnest Money.”
(ii)Section 5.1(e) of the Original Purchase Agreement is hereby amended and restated in its entirety as follows:
“(e) Seller shall have received the Purchase Price and the Switchgear Equipment Purchase Price in accordance with Section 2.2 and all other amounts due to Seller hereunder.”
(iii)The following shall be added to the Original Purchase Agreement as a new Section 6.2(a)(xi) and Section 6.2(a)(xii):
2

“(xi) a bill of sale duly executed by Seller in substantially the form of Exhibit H attached hereto, relating specifically to the Switchgear Equipment.
(xii) an assignment of contracts executed by Seller and Buyer in substantially the form of Exhibit D attached hereto, relating specifically to the Switchgear Contract.”
(iv)Section 13.1(a) of the Original Purchase Agreement is hereby amended and restated in its entirety as follows:
“(a)    This Agreement may be terminated by Seller prior to the Closing if (i) any of the conditions precedent to Seller’s obligations set forth in Section 5.1 have not been satisfied or waived by Seller on or prior to the Closing Date or (ii) there is a material breach or default by Buyer in the performance of any of its obligations under this Agreement of which Seller has provided Buyer written notice and which Buyer has failed to cure within fifteen (15) Business Days of such notice (but in all events such material breach or default is not cured prior to the Closing Date, if earlier), provided that Buyer shall not be entitled to such notice and opportunity to cure for failure to deposit the Earnest Money, pay the Purchase Price or the Switchgear Equipment Purchase Price, deliver the documents as required pursuant to Section 6.1 or acquire the Assets on the Closing Date; provided that Seller may not terminate this Agreement if, on the Closing Date, there exists a default by Seller under this Agreement.”
3.Additional Rent Reconciliations. The Parties hereby agree that Seller’s Actual Reimbursable Tenant Expenses shall also include (without limitation of amounts otherwise included therein pursuant to the Purchase Agreement) amounts actually paid by Seller (and not reimbursed by tenants to Seller prior to Closing) in connection with the expenses used to calculate the Additional Rent for periods following the Closing Date, including any amounts prepaid by Seller for such periods for which Buyer does not provide Seller a credit at Closing.
4.Sino Investment Inc. Lease Termination and Vacation.
(a)The Parties hereby agree that if, on or before Closing, that certain Stipulation for Judgment and Order Thereon, attached hereto as Exhibit B, is fully executed by all parties (the “Sino Termination Condition”), Seller shall be entitled to an additional payment from Buyer in the amount of $500,000.00 (the “Sino Termination Payment”). The Sino Termination Payment is separate and apart from the Purchase Price defined in Section 2.2(a) of the Original Purchase Agreement. If the Sino Termination Condition is satisfied, such Sino Termination Payment will appear as a separate line item on the Closing Statement and will be delivered by Buyer to Escrow Agent at Closing in immediately available funds in the same manner as the Purchase Price. If the Sino Termination Condition is satisfied, the Sino Termination Payment shall not be released to Seller at Closing but shall instead be held back in an account by Escrow Agent pursuant to that certain escrow holdback agreement substantially in the form attached as Exhibit A to this Second Amendment (the “Escrow Holdback Agreement”), which Buyer and Seller hereby agree to execute and deliver at Closing. If the Sino Termination
3

Condition is satisfied, the Sino Termination Payment shall be delivered to Seller or returned to Buyer in accordance with the provisions of the Escrow Holdback Agreement.
(b)Both Section 10.6(a) and Schedule 10.6 are hereby deleted in their entirety and are of no further force and effect.
5.Further Assurances. The Parties hereby agree to work reasonably and in good faith on any further amendments that may be required to the Purchase Agreement as a result of the foregoing.
6.Counterparts; Electronic Delivery and Execution. This Second Amendment may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile or other electronic means (including in “PDF” format) shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “executed”, “execution”, “signed”, “signature”, and words of like import in this Second Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, and any other applicable law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
7.Ratification; Effect of Amendment. Except as otherwise expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and all of the terms and provisions of the Purchase Agreement, as herein amended, are hereby ratified and reaffirmed by the Parties. In the event of any conflict between the meaning of any provision of this Second Amendment and any provision of the Purchase Agreement, the provision of this Second Amendment shall control.
8.Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the respective permitted successors and assigns of the Parties hereto.

[Signatures follow on next page(s)]

4

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the Effective Date set forth above.

SELLER:

REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

	By:	/s/ John Nahas
	Name:	John Nahas
	Title:	Chief Operating Officer

BUYER:

EXETER 10545 PRODUCTION, LLC, a Delaware limited liability company

By:	EQT Exeter Industrial VI REIT IV, LLC,
a Delaware limited liability company, its sole member

By:	EQT Exeter Industrial Value Fund VI, L.P.,
a Delaware limited partnership, its managing member

By:	EQT Exeter Industrial Value Management VI, LLC,
a Delaware limited liability company, its general partner

By:	/s/ J. Peter Lloyd
Name:	J. Peter Lloyd
Title:	Manager

SELLER:

Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Merge West I, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 13201 Dahlia, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - 9400 Santa Fe Springs, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - Alondra II, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Northam, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - Howell, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

Rexford Industrial - Valley and Hambledon, LLLP, a Delaware limited liability limited partnership

By:	Rexford Industrial - General Partner, LLC,
a Delaware limited liability company,
Its General Partner

	By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

By: Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 20455 Reeves, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

RIF IV - Central Avenue, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SELLER:

Rexford Industrial - 620 Anaheim, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
Its General Partner

By:	/s/ John Nahas
Name: John Nahas Title: Chief Operating Officer

SCHEDULE A

Sellers

1.Rexford Industrial - 10545 Production, LLC, a Delaware limited liability company
2.Rexford Industrial – Merge West I, LLC, a Delaware limited liability company
3.Rexford Industrial – 13201 Dahlia, LLLP, a Delaware limited liability limited partnership
4.Rexford Industrial – 9400 Santa Fe Springs, LLC, a Delaware limited liability company
5.Rexford Industrial – Alondra II, LLLP, a Delaware limited liability limited partnership
6.Rexford Industrial – Northam, LLLP, a Delaware limited liability limited partnership
7.Rexford Industrial – Howell, LLLP, a Delaware limited liability limited partnership
8.Rexford Industrial Realty, L.P., a Maryland limited partnership
9.Rexford Industrial – Valley and Hambledon, LLLP, a Delaware limited liability limited partnership
10.Rexford Industrial – 20455 Reeves, LLC, a Delaware limited liability company
11.RIF IV – Central Avenue, LLC, a California limited liability company
12.Rexford Industrial – 620 Anaheim, LLC, a Delaware limited liability company